Exhibit (J) (3) (B)
WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn: Kathleen A. Evanson
Loan No. C-331971                     SPACE ABOVE THIS LINE FOR RECORDER'S USE

                     ABSOLUTE ASSIGNMENT OF LEASES AND RENTS
                               (With License Back)

         THIS Absolute Assignment of Leases and Rents (this "Assignment") is made as of the 16th day of December, 1996, by and between KOGER EQUITY, INC., a Florida corporation, whose mailing address is 3986 Boulevard Center Drive, Jacksonville, Florida 32207, (herein called "Borrower") and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, whose mailing address is c/o Real Estate Department, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, (herein called "Lender").

                               W I T N E S S E T H

         FOR AND IN CONSIDERATION of the indebtedness hereinafter described, Borrower has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell and convey, unto Lender, its successors and assigns forever, all and singular the property hereinafter described (collectively, the "Security"), to wit:

                  (a) All rents, issues and profits arising from or related to the land, identified and described in Exhibits "A-1" through "A-10" attached hereto and fully incorporated herein by reference for all purposes and all improvements and any other property, whether real, personal or mixed, located thereon (which land, improvements and other property are hereinafter referred to individually, for each parcel identified on the Exhibits, as a "Property" and collectively as the "Properties");

                  (b) All of Borrower's rights, titles, interests and privileges, as lessor, in the leases now existing or hereafter made affecting the Property, whether or not made by Borrower and as the same may have been, or may from time to time hereafter be, modified, extended and renewed (hereinafter collectively called the "Leases");

                  (c) Unless prohibited by applicable law, all tenant security deposits and other amounts due and becoming due under the Leases;

                  (d) All guarantees of the Leases, including guarantees of tenant performance;

                  (e) All insurance proceeds, including rental loss coverage and business interruption coverage with respect to the Leases; and

                  (f) All judgments and settlements of claims in favor of Borrower (including condemnation proceeds, if any) and all rights, claims and causes of action under any court proceeding, including without limitation any bankruptcy, reorganization or insolvency proceeding, or otherwise arising from the Leases.

         TO HAVE AND TO HOLD the Security unto Lender, its successors and assigns forever, and Borrower does hereby bind itself, its heirs, legal representatives, successors and assigns, to warrant and forever defend the Security unto Lender, its successors and assigns forever against the claim or claims of all persons whomsoever claiming the same or any part thereof.

                                    ARTICLE I
                                   DEFINITIONS

         1.01 Terms Defined Above. As used in this Assignment, the terms "Borrower", "Leases", "Lender", "Property", "Properties", and "Security" shall have the respective meanings indicated above.

         1.02 Certain Definitions. The following terms shall have the meanings assigned to them below whenever they are used in this Assignment, unless the context clearly otherwise requires. Except where the context otherwise requires, words in the singular form shall include the plural and vice versa.

                  "Event of Default" shall mean any Event of Default as defined in the Master Lien Instrument.

                  "Master Lien Instrument" shall mean that certain Master Lien Instrument of even date herewith, executed in nine (9) counterparts by Borrower and granting a lien on the Properties to Trustee and/or Lender, as the case may be, depending on the jurisdiction in which the Master Lien Instrument is recorded, as such instrument may be amended and restated from time to time.

                  "Loan Documents" shall have the meaning set forth in the Master Lien Instrument.

                           "Note" shall mean, collectively, that certain Tranche A Promissory Note of even date herewith, in the original principal amount of $100,500,000.00, and that certain Tranche B Promissory Note of even date herewith, in the original principal amount of $89,500,000.00, executed by Borrower and payable to the order of Lender, as such instruments may be amended, renewed and restated from time to time.

                  "Obligations" shall mean the following:

                      (a) The indebtedness evidenced by the Note and all interest thereon;

                      (b) The  performance  of all covenants  and  agreements of
                  Borrower contained in the Loan Documents;

                      (c) All funds  hereafter  advanced by Lender to or for the benefit of Borrower as contemplated by any covenant or provision contained in any Loan Document and all interest thereon;

                      (d)   All   renewals,   extensions,   rearrangements   and
                  modifications of any of the Obligations described hereinabove; and

                      (e) Any and all attorneys' fees and expenses of collection payable under the terms of any Loan Document.

                                   ARTICLE II
                                   ASSIGNMENT

         2.01 Absolute Assignment. This Assignment is, and is intended to be, an absolute and present assignment of the Security from Borrower to Lender with a concurrent license back to the Borrower (which license is subject to revocation upon the occurrence of an Event of Default as herein provided) and is not intended as merely the granting of a security interest relating to the Obligations.

         2.02 License. Borrower is hereby granted the license to manage and control the Security and to collect at the time of, but not prior to, the date provided for the payment thereof, all rents, issues and profits from the Properties, all security deposits and all judgments and settlements of claims (excluding insurance loss and condemnation proceeds) in favor of Borrower and to retain, use and enjoy the same. The license created and granted hereby shall be revocable upon the terms and conditions contained herein.

         2.03 Revocation of License. Immediately upon the occurrence of an Event of Default and at any time thereafter, Lender, without in any way waiving such default, may, at its option and without regard to the adequacy of the security for the Obligations, either by an authorized representative or agent, with or without bringing or instituting any judicial or other action or proceeding, or by a receiver appointed by a court, immediately revoke the license granted in
Section 2.02, as evidenced by a written notice to said effect given to Borrower, and further, at Lender's option (without any obligation to do so), take possession of any Property or all Properties and the Security and have, hold, manage, lease and operate the Property or Properties and the Security on such terms and for such period of time as Lender may deem proper, and, in addition, either with or without taking possession of the Properties, demand, sue for or otherwise collect and receive all rents, issues and profits from the Properties, including those past due and unpaid, with full power to make, from time to time, all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to the Lender in its sole discretion, and to apply (in such order and priority as Lender shall determine in its sole discretion, any statute, law, custom or use to the contrary notwithstanding) such rents, issues and profits to the payment of:

                  (a) all expenses of (i) managing the Properties, including without implied limitation, the salaries, fees and wages of a managing agent and such other employees as Lender may in its sole discretion deem necessary or desirable, (ii) operating and maintaining the Properties, including without implied limitation, all taxes, charges, claims, assessments, water rents, sewer rents and any other liens, and premiums for all insurance which Lender may in its sole discretion deem necessary or desirable, (iii) the cost of any and all alterations, renovations, repairs or replacements of or to the Properties, and (iv) any and all expenses incident to taking and retaining possession of the Property or Properties and the Security; and

                  (b) the Obligations.

The exercise by Lender of the rights granted it in this Section 2.03, and the collection and receipt of rents, issues and profits and the application thereof as herein provided, shall not be considered a waiver of any Event of Default.

         2.04 Trust Funds. All monies or funds covered by this Assignment paid to, or for the benefit of, Borrower after an Event of Default are hereby declared, and shall be deemed to be, trust funds in the hands of Borrower for the sole benefit of Lender, until all Events of Default have been cured or waived or the Obligations have been paid and performed in full. Borrower, or any officer, director, representative or agent thereof receiving such trust funds or having control or direction of same, is hereby made and shall be construed to be a trustee of such trust funds so received or under its control and direction, and such person shall be under a strict obligation and duty should such persons receive or constructively receive trust funds to (1) remit any and all such trust funds to Lender within twenty-four (24) hours of receipt, upon demand therefor by Lender or (2) to apply such trust funds only to Obligations then due or the operating expenses of the Properties.

                                   ARTICLE III
                    COVENANTS, REPRESENTATIONS AND WARRANTIES

         3.01 Liability. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the Properties after an Event of Default or from any other act or omission of Lender in managing the Properties or the Security after an Event of Default, except for acts constituting gross negligence or willful misconduct. Lender shall not be obligated to perform or discharge, nor does Lender hereby undertake to perform or discharge, any obligation, duty or liability under any Lease or under or by reason of this Assignment, and Borrower shall and does hereby indemnify Lender for, and save and hold Lender harmless from, any and all liability, loss or damages, except so much thereof as shall result from the gross negligence or willful misconduct of Lender, which may or might be incurred under any Lease or under or by reason of this Assignment and from any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in any Lease, including without implied limitation, any claims by any tenants of credit for rents for any period paid to and received by Borrower but not delivered to Lender. Should Lender incur any such liability under any Lease, under or by reason of this Assignment or in defense of any such claim or demand, the amount thereof, including without implied limitation all costs, expenses and attorneys' fees, shall be added to the principal of the Note and Borrower shall reimburse Lender therefor immediately upon demand. This Assignment shall not operate to place responsibility upon Lender for the control, care, upkeep, management, operation or repair of the Properties and the Security or for the carrying out of any of the terms and conditions of any Lease; nor shall this Assignment operate to make Lender responsible or liable for any waste committed on the Properties by the tenants or any other party, for any dangerous or defective condition of the Properties or for any negligence in the control, care, upkeep, operation, management or repair of the Properties resulting in loss or injury or death to any tenant, licensee, employee, stranger or other person whatsoever.

         3.02 Termination. Upon payment and performance of the Obligations in full, this Assignment shall become null and void and of no further legal force or effect, but the affidavit, certificate, letter or statement of any officer, agent, authorized representative or attorney of Lender showing any part of the Obligations remaining unpaid or unperformed shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this Assignment upon which any person may, and is hereby authorized to, rely. Borrower hereby authorizes and directs all tenants under the Leases, all guarantors of Leases, all insurers providing rental loss or business interruption insurance with respect to the Properties, all governmental authorities and all other occupants of the Properties, upon receipt from Lender of written notice to the effect that Lender is then the holder of the Note and that an Event of Default exists, to pay over to Lender all rents and other amounts due and to become due under the Leases and under guaranties of the Leases and all other issues and profits from the Properties and to continue so to do until otherwise notified in writing by Lender. This right may be exercised without Lender taking actual or constructive possession of the Properties or any part thereof.

         3.03 Security. Lender may take or release any security for the payment or performance of the Obligations, may release any party primarily or secondarily liable therefor and may apply any security held by it to the satisfaction of all or any portion of the Obligations, without prejudice to any of its rights under this Assignment, the other Loan Documents or otherwise available at law or in equity.

         3.04 Covenants. Borrower covenants with Lender (a) to observe and perform all material obligations imposed upon the lessor under all Leases and not to do or permit to be done anything to impair the same without Lender's prior written consent, provided, however, this subsection (a) shall only apply to leases of 10,000 or more square feet unless Borrower has acted or failed to act in such a way as to cause a breach of the lessor's obligations in 25% or more of the Leases (by number of leases then in effect and not by square footage) then in effect at any Park (as such term is defined in the Master Lien Instrument) in which case, Borrower shall be in default under this subsection
(a); (b) not to collect any of the rent or other amounts due under any Lease or other issues or profits from the Properties in any manner in advance of the time when the same shall become due (save and except only for collecting two months' rent in advance plus the security deposit, if any, at the time of execution of a

Lease); (c) not to execute any other assignment of rents, issues or profits arising or accruing from the Leases or from the Properties; (d) with respect to leases of 10,000 or more square feet, not to enter into any lease agreement affecting the Properties, except those leases entered into in the ordinary course of business and utilizing Borrower's standard form lease previously approved by Lender, with no substantial modifications thereto, without the prior written consent of Lender, which consent or denial will be given by Lender within five (5) business days of receipt of said Lease for consideration by Lender; (e) to execute and deliver, at the request of Lender, all such further assurances and acknowledgments of the assignment contained herein and the other provisions hereof, with respect to specific Leases or otherwise, as Lender shall from time to time require; (f) to use reasonable efforts to obtain from any tenant at the Properties, from time to time as requested by Lender, estoppel certificates, in form and substance satisfactory to Lender, confirming the terms of such tenant's Lease and the absence of default thereunder; and (g) with respect to leases of 10,000 or more square feet, not to cancel, surrender or terminate any Lease, exercise any option which might lead to such termination or consent to any change, modification, or alteration thereof, to the release of any party liable thereunder or to the assignment of the lessee's interest therein, except as is consistent with the usual and customary operation of the Properties, without the prior written consent of Lender, which consent or denial will be given by Lender within five (5) business days of receipt of said Lease for consideration by Lender, and any of said acts, if done without the prior written consent of Lender, shall be null and void.

         3.05 Authority to Assign. Borrower represents and warrants that (a) Borrower has full right and authority to execute this Assignment and has no knowledge of any existing defaults under any of the existing Leases, (b) all conditions precedent to the effectiveness of said existing Leases have been satisfied, (c) Borrower has not executed or granted any modification of the existing Leases, either orally or in writing, (d) the existing Leases are in full force and effect according to the terms set forth in the lease instruments heretofore submitted to Lender and (e) Borrower has not executed any other instrument which might prevent Lender from operating under any of the terms and conditions of this Assignment, including any other assignment of the Leases or the rents, issues and profits from the Properties.

         3.06 Cross-Default. Violation or default under any of the covenants, representations, warranties and provisions contained in this Assignment by the Borrower shall be deemed a default hereunder as well as under the terms of the other Loan Documents, and any default thereunder shall likewise be a default under this Assignment. Any default by Borrower under any of the terms of any Lease shall be deemed a default hereunder and under the terms of the other Loan Documents, and any expenditures made by Lender in curing such default on Borrower's behalf, with interest thereon at the Default Rate (as defined in the Note), shall become part of the Obligations.

         3.07 No Mortgagee in Possession. The acceptance by Lender of this Assignment, with all of the rights, powers, privileges and authority created hereby, shall not, prior to entry upon and taking possession of the Properties by Lender, be deemed or construed to constitute Lender a "mortgagee in possession", or hereafter or at any time or in any event obligate Lender to appear in or defend any action or proceeding relating to any Lease, the Properties or the Security, to take any action hereunder, to expend any money, incur any expense, perform or discharge any obligation, duty or liability under any Lease, or to assume any obligation or responsibility for any security deposits or other deposits delivered to Borrower by any tenant and not actually delivered to Lender. Lender shall not be liable in any way for any injury or damage to any person or property sustained in or about the Properties.

         3.08 Representations and Warranties. Borrower hereby represents and warrants to Lender that, except for that certain lease dated March 14, 1989 by and between Carolina Casualty Insurance Company as Lessee and Borrower as successor Lessor (as amended from time to time), none of the Leases contain any option or agreement for the tenant thereunder or any other party to acquire the Property or any interest therein, except for the leasehold use of space.

                                   ARTICLE IV
                                     GENERAL

         4.01 Remedies. The rights and remedies provided Lender in this Assignment and the other Loan Documents are cumulative. Nothing contained in this Assignment, and no act done or omitted by Lender pursuant hereto, including without implied limitation the collection of any rents, shall be deemed to be a waiver by Lender of any of its rights and remedies under the other Loan Documents or applicable law or a waiver of any default under the other Loan Documents, and this Assignment is made and accepted without prejudice to any of the rights and remedies provided Lender by the other Loan Documents. The right of Lender to collect the principal sum and interest due on the Note and to enforce the other Loan Documents may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

         4.02 Notices. Any notice or demand hereunder shall be in writing, may be delivered personally or sent by certified mail with postage prepaid, by reputable courier service with charges prepaid, by telecopier or by such other method whereby the receipt thereof may be confirmed. Any notice or demand sent to Borrower by certified mail or reputable courier service shall be addressed to Borrower at the address set forth above or such other address in the United States of America as Borrower shall designate in a notice to Lender given in the manner described herein. Any notice sent to Borrower by telecopier shall be telecopied to 904/346-1435 or to such other telecopier number in the United States of America as shall be designated in a notice given to Lender in the manner described herein. Any notice sent to Lender shall be addressed to the attention of the Real Estate Investment Department at 720 East Wisconsin Avenue, Milwaukee, WI 53202 and shall refer to the Loan No. set forth above and, if telecopied, shall be telecopied to 414/299-1557 or at such other address or telecopier number as Lender shall designate in a notice given in the manner described herein. Any notice or demand sent hereunder by telecopier shall also be sent by certified mail or reputable courier service. Any notice or demand hereunder shall be deemed given when received. Any notice or demand which is rejected, the acceptance of delivery of which is refused or which is incapable of being delivered for any reason whatsoever at the address or telecopier number specified herein or such other address or telecopier number designated pursuant hereto shall be deemed received as of the date of attempted delivery.

         4.03 Captions. The titles and headings of the various Articles and Sections hereof are intended solely for reference and are not intended to modify, explain or affect the meaning of the provisions of this Assignment.

         4.04 Severability. If any of the provisions of this Assignment or the application thereof to any persons or circumstances shall to any extent be invalid or unenforceable, the remainder of this Assignment, and the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law.

         4.05 Attorneys' Fees. In the event of any controversy, claim, dispute, or litigation between the parties hereto to enforce any provision of this Assignment or any right of Lender hereunder, Borrower agrees to pay to Lender all costs and expenses, including reasonable attorneys' fees incurred therein by Lender, whether in preparation for or during any trial, as a result of an appeal from a judgment entered in such litigation or otherwise.

         4.06 Amendments. This Assignment may not be modified, amended or otherwise changed in any manner unless done so by a writing executed by the parties hereto.

         4.07 Benefits. This Assignment and all the covenants, terms and provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         4.08 Assignment. Borrower shall have no right to assign or transfer the revocable license granted herein. Any such assignment or transfer shall constitute a default.

         4.09  Time of Essence.  Time is of the essence of this Assignment.

         4.10 Governing Law. The laws of the State named in the upper left-hand corner of this Assignment shall govern and control the interpretation of this Assignment and the rights, obligations, duties and liabilities of the parties hereto.

         4.11 Limitation of Liability. Notwithstanding any provision contained in this Assignment, the personal liability of Borrower shall be limited as provided in the Note.




                    [SIGNATURES CONTAINED ON FOLLOWING PAGE]

         IN WITNESS WHEREOF this Assignment has been entered into as of the day and year first-above written.

                                  BORROWER:        KOGER EQUITY, INC., a Florida
Signed in presence of:                             corporation

 /s/  Deborah L. Goodman                           By:   /s/ J. C. Teagle
                                                        Executive Vice President
 /s/  Eva M. Mosley                                          J. C. Teagle
                                                     3986 Boulevard Center Drive
                                                     Jacksonville, FL 32207

                                                    (Print name & Address above)

                                                   Attest:    /s/ Mary H. McNeal
                                                   Assistant Corporate Secretary
                                                     3986 Boulevard Center Drive
(corporate seal)                                     Jacksonville, FL 32207

                                                    (Print name & Address above)

                                    LENDER:         THE NORTHWESTERN MUTUAL
                                                    LIFE INSURANCE COMPANY, a
Signed in presence of:                              Wisconsin corporation

   /s/ Rosemary Poetzel                             By:  /s/Carson D. Keyes
       Rosemary Poetzel                                     Carson D. Keyes,
                                                         Vice President
                                                       720 East Wisconsin Avenue
 /s/ Carol O. Jules                                    Milwaukee, WI 53202
     Carol O. Jules
                                                    Attest: /s/ Kelly Havey Mess
                                                                Kelly Havey Mess
                                                            Ass't Secretary
(corporate seal)

STATE OF          Georgia                   )
                                            ) ss.
COUNTY OF         Camden                    )

The foregoing instrument was acknowledged before me this 17 day of December, 1996, by J. C. Teagle and Mary H. McNeal as Executive Vice President and Assistant Secretary, of KOGER EQUITY, INC., a Florida corporation, on behalf of the corporation. They are personally known to me or have produced a Drivers License as identification and did take an oath.

                                                 NOTARY PUBLIC

                                                 Signature   /s/ Wendy H. Martin

                                                             /s/ Wendy H. Martin
                                                         Name (typed or printed)

                                                 State of Georgia at Large

                                                 My Commission Expires:
                                                       Jan. 26, 1998


STATE OF WISCONSIN                          )
                                            ) ss.
COUNTY OF MILWAUKEE                         )

The forgoing instrument was acknowledged before me this 12th day of December, 1996, by Carson D. Keyes and Kelly Havey Mess BEFORE ME, the undersigned authority, on this day personally appeared Carson D. Keyes and Kelly Havey Mess, as Vice President and Assistant Secretary, respectively, of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, on behalf of the corporation.

                                                   NOTARY PUBLIC:

                                              Signature   /s/ Janet M. Szukalski

                                                              Janet M. Szukalski
                                                         Name (typed or printed)

                                              State of Wisconsin at Large
                                              My Commission expires:
                                                  May 14, 2000.

The instrument was prepared by Paul E. McElwee, Attorney, for The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, WI 53202.

                                  EXHIBIT "A-1"

                     Description of Property located in the
                      County of Shelby, State of Tennessee


PARCEL I:  (PARKWAY BLDG)             8001 Centerview Parkway, Memphis, TN 38018
                           Tax Parcel No. 091-114-001

All that certain tract or parcel located, situated, and being in the Second Civil District of Shelby County, Tennessee, and being PHASE 1, THE KOGER CENTER according to the plat thereof as recorded in Plat Book 125, Page 1 in the Register's Office of Shelby County, Tennessee, being more particularly described as follows:

Beginning at the intersection of the easterly right-of-way line of Germantown Parkway (160' R/W) with the northerly right-of-way line of Timber Creek Drive (86' R/W), all as shown on said plat; thence along the easterly right-of-way line of Germantown Parkway North 11(degree) 28' 04" East 486.01 feet to a point; thence with a curve to the right, having a radius of 40.00 feet, a central angle of 46(degree) 28' 08" and a chord which bears North 78(degree) 14' 00" East
31.56 feet, an arc distance of 32.44 feet to a point; thence South 78(degree) 31' 56" East 123.38 feet to a point; thence South 82(degree) 17' 39" East 121.93 feet to a point; thence with a curve to the right, having a radius of 211.50 feet, a central angle of 32(degree) 36' 33" and a chord which bears South 62(degree) 13' 40" East 118.75 feet, an arc distance of 120.37 feet to a point; thence South 45(degree) 55' 23" East 123.87 feet to a point; thence South 43(degree) 45' 25" East 211.65 feet to a point; thence with a curve to the right, having a radius of 40.00 feet, a central angle of 90(degree) 00' 00" and a chord which bears South 00(degree) 55' 23" East 56.57 feet, an arc distance of
62.83 feet to a point on the northwesterly right-of-way line of Timber Creek Drive; thence along the northwesterly right-of-way line of Timber Creek Drive the following four (4) courses and distances: 1) South 44(degree) 04' 37" West
16.86 feet, 2) with a curve to the right, having a radius of 556.28 feet, a central angle of 57(degree) 29' 58" and a chord which bears South 72(degree) 49' 36" West 535.12 feet, an arc distance of 558.26 feet, 3) North 78(degree) 25' 25" West 159.70 feet, and 4) with a curve to the right, having a radius of 40.00 feet, a central angle of 89(degree) 53' 29" and a chord which bears North 33(degree) 28' 40" West 56.51 feet, an arc distance of 62.76 feet to the Point of Beginning.

Together with a non-exclusive easement for ingress and egress for vehicular and pedestrian traffic for the benefit of the above described property over, upon and across the following described land:

All that certain tract or parcel located, situated and being in the Second Civil District of Shelby County, Tennessee and being a portion of Phase 1A, The Koger Center according to the plat thereof as recorded in Plat Book 112, Page 51 and re-recorded in Plat Book 121, Page 70 in the Register's Office of Shelby County, Tennessee, being more particularly described as follows:


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



                             EXHIBIT "A-1" continued

Beginning at the southwest corner of said Phase 1A, said point being on the easterly right-of-way line of Germantown Parkway (160' R/W), all as shown on said plat; thence along the easterly right-of-way line of Germantown Parkway North 11(degree) 28' 04" East 117.90 feet to a point; thence with a curve to the left having a radius of 40.00 feet, a central angle of 46(degree) 28' 08" and a chord which bears North 55(degree) 17' 52" West 31.56 feet, an arc distance of
32.44 feet to a point; thence South 78(degree) 31' 56" East 159.39 feet to a point; thence South 79(degree) 15' 04" East 79.69 feet to a point; thence with a curve to the right having a radius of 250.00 feet, a central angle of 33(degree) 19' 41" and a chord which bears South 62(degree) 35' 14" East 143.38 feet, an arc distance of 145.42 feet to a point; thence South 45(degree) 55' 23" East
1.40 feet to a point; thence South 45(degree) 55' 23" East 361.97 feet to a point; thence with a curve to the left having a radius of 40.00 feet, a central angle of 90(degree) 00' 00" and a chord which bears North 89(degree) 04' 37" East 56.57 feet, an arc distance of 62.83 feet to a point on the northwesterly right-of-way line of Timber Creek Drive (86' R/W); thence along said right-of-way line South 44(degree) 04' 37" West 165.00 feet to a point; thence with a curve to the left having a radius of 40.00 feet, a central angle of 90(degree) 00' 00" and a chord which bears North 00(degree) 55' 23" West 56.57 feet, an arc distance of 62.83 feet to a point; thence North 43(degree) 45' 25" West 211.65 feet to a point; thence North 45(degree) 55' 23" West 123.87 feet to a point; thence with a curve to the left having a radius of 211.50 feet, a central angle of 32(degree) 36' 33" and a chord which bears North 62(degree) 13' 40" West 118.75 feet, an arc distance of 120.37 feet to a point; thence North 82(degree) 17' 39" West 121.93 feet to a point; thence North 78(degree) 31' 56" West 123.83 feet to a point; thence with a curve to the left having a radius of
40.00 feet, a central angle of 46(degree) 28' 08" and a chord which bears South 78(degree) 14' 00" West 31.56 feet, an arc distance of 32.44 feet to the Point of Beginning.


PARCEL II:  (GAINSBOROUGH)               65 Germantown Court, Memphis, TN 38018
                                         Tax Parcel No. 091-115-004

All that certain tract or parcel located, situated, and being in the Second Civil District of Shelby County, Tennessee, and being PHASE III, THE KOGER CENTER according to the plat thereof as recorded in Plat Book 122, Page 96 and re-recorded in Plat Book 125, Page 3 in the Register's Office of Shelby County, Tennessee, being more particularly described as follows:

Commencing at the intersection of the Easterly right-of-way line of Germantown Parkway (160' R/W) with the Southerly right-of-way line of Walnut Grove Road (variable R/W), as said rights-of-way now exist; thence along the Easterly right-of-way line of Germantown Parkway South 11(degree) 28' 04" West a distance of 259.25 feet to the Point of Beginning; thence along the North property line of Phase III South 78(degree) 31' 56" East a distance of 91.50 feet to a point; thence South 11(degree) 28' 04" West a distance of 30.00 feet to a point; thence South 78(degree) 31' 56" East a distance of 226.06 feet to a point; thence along a curve to the left having a radius of 44.88 feet, a central angle of 12(degree) 29' 43" and a

                             EXHIBIT "A-1" continued

chord which bears South  12(degree)  17' 05" East 9.77 feet,  an arc distance of
9.79 feet to a point; thence South 18(degree) 31' 56" East a distance of 94.64 feet to a point; thence along a curve to the left having a radius of 80.50 feet, a central angle of 20(degree) 24' 15" and a chord which bears South 28(degree) 44' 04" East 28.52 feet, an arc distance of 28.67 feet to a point; thence South 23(degree) 17' 36" East a distance of 155.28 feet to a point on the Northwesterly right-of-way line of Germantown Court; thence along a curve to the right having a radius of 30.00 feet, a central angle of 49(degree) 16' 43" and a chord which bears South 19(degree) 26' 15" West 25.01 feet, an arc distance of
25.80 feet to a point; thence South 44(degree) 04' 37" West a distance of 278.21 feet to a point; thence along a curve to the left having a radius of 238.50 feet, a central angle of 16(degree) 31' 55" and a chord which bears South 35(degree) 48' 40" West 68.58 feet, an arc distance of 68.82 feet to a point; thence along a curve to the right having a radius of 110.00 feet, a central angle of 73(degree) 55' 22" and a chord which bears South 64(degree) 30' 23" West 132.28 feet, an arc distance of 141.92 feet to a point; thence North 78(degree) 31' 56" West a distance of 159.39 feet to a point; thence along a curve to the right having a radius of 40.00 feet, a central angle of 46(degree) 28' 08" and a chord which bears North 55(degree) 17' 52" West 31.56 feet, an arc distance of 32.44 feet to a point on the Easterly right-of-way line of Germantown Parkway (160' R/W); thence along said Easterly right-of-way North 11(degree) 28' 04" East a distance of 658.95 feet to the Point of Beginning.

Together with a non-exclusive easement for vehicular and pedestrian traffic for the benefit of the above described property over, upon and across Germantown Court (Private Drive) and Centerview Parkway (Private Drive) being Phase IA, the Koger Center according to the plat thereof as recorded in Plat Book 112 Page 51 and re-recorded in Plat Book 121 Page 70 in the Register's Office of Shelby County, Tennessee.

                                  EXHIBIT "A-2"

                     Description of Property located in the
                         County of Bexar, State of Texas


TRACT I:  (KOGERAMA BUILDING)
Lot 1, Block 2, New City Block 14275, EXECUTIVE CENTER SUBDIVISION, UNIT 1-A, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 5940, Pages 186-187, Deed and Plat Records of Bexar County, Texas.

TRACT II:  (KOGER BUILDING)
Lot 1-A, Block 1, New City Block 14274, EXECUTIVE CENTER SUBDIVISION, UNIT 1-H, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6600, Page 40, Deed and Plat Records of Bexar County, Texas.

TRACT III:  (ROYAL BUILDING)
Lot 2, Block 1, New City Block 14274, EXECUTIVE CENTER SUBDIVISION, UNIT 1-A, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 5940, Pages 186-187, Deed and Plat Records of Bexar County, Texas.

TRACT IV:  (FINESILVER BUILDING)
Lot 2, Block 2, New City Block 14275, EXECUTIVE CENTER SUBDIVISION, UNIT 1-A, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 5940, Pages 186-187, Deed and Plat Records of Bexar County, Texas.

TRACT V:  (SAN JACINTO BUILDING)
Lot 5, Block 2, New City Block 14275, EXECUTIVE CENTER SUBDIVISION, UNIT 2, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6900, Page 200, Deed and Plat Records of Bexar County, Texas.

TRACT VI:  (WOODCOCK BUILDING)
Lot 3, Block 2, New City Block 14275, EXECUTIVE CENTER SUBDIVISION, UNIT 1-C, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6100, Pages 216-218, Deed and Plat Records of Bexar County, Texas.

TRACT VII:  (AUSTIN BUILDING)
Lot 3, Block 1, New City Block 14274, EXECUTIVE CENTER SUBDIVISION, UNIT 1-H, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6600, Pages 39-40, Deed and Plat Records of Bexar County, Texas.

TRACT VIII:  (BRAZOS BUILDING)
Lot 5, Block 1, New City Block 14274, EXECUTIVE CENTER SUBDIVISION, UNIT 1-H, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6600, Pages 39-40, Deed and Plat Records of Bexar County, Texas.

                             EXHIBIT "A-2" continued

TRACT IX:  (LAMAR BUILDING)
Lot 4, Block 1, New City Block 14274, EXECUTIVE CENTER SUBDIVISION, UNIT 1-H, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6600, Pages 39-40, Deed and Plat Records of Bexar County, Texas.

TRACT X:  (MIDLAND BUILDING)
Lot 1, Block 3, New City Block 14276, EXECUTIVE CENTER SUBDIVISION, UNIT 1-G, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6500, Page 91, Deed and Plat Records of Bexar County, Texas.

TRACT XI:  (SABINE BUILDING)
Lot 1, Block 4, New City Block 14277, EXECUTIVE CENTER SUBDIVISION, UNIT 1-K, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6900, Page 83, Deed and Plat Records of Bexar County, Texas.

TRACT XII:  (GOLIAD BUILDING)
Lot 6, Block 2, New City Block 14275, EXECUTIVE CENTER SUBDIVISION, UNIT 2, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 6900, Pages 199-200, Deed and Plat Records of Bexar County, Texas.

TRACT XIII:  (GARNER BUILDING)
Lot 2, Block 3, New City Block 14276, EXECUTIVE CENTER SUBDIVISION, UNIT 1-M, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 7000, Page 34, Deed and Plat Records of Bexar County, Texas.

TRACT XIV:  (FANNIN BUILDING)
Lot 1, Block 5, New City Block 14278, EXECUTIVE CENTER SUBDIVISION, UNIT 1-L, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 7000, Page 31, Deed and Plat Records of Bexar County, Texas.

TRACT XV:  (BOWIE BUILDING)
Lot 3, Block 3, New City Block 14276, EXECUTIVE CENTER SUBDIVISION, UNIT 1-N, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 7100, Page 36, Deed and Plat Records of Bexar County, Texas.

TRACT XVI:  (BURNET BUILDING)
Lot 3, Block 4, New City Block 14277, EXECUTIVE CENTER SUBDIVISION, UNIT 1-S, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 8200, Page 150, Deed and Plat Records of Bexar County, Texas.

                             EXHIBIT "A-2" continued

TRACT XVII:  (CARSON BUILDING)
Lot 4, Block 3, New City Block 14276, EXECUTIVE CENTER SUBDIVISION, UNIT 1-P, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 7100, Page 221, Deed and Plat Records of Bexar County, Texas.

TRACT XVIII:  (BEAUMONT BUILDING)
Lot 8, Block 4, New City Block 14277, EXECUTIVE CENTER SUBDIVISION, UNIT 1-Q, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 8800, Page 93, Deed and Plat Records of Bexar County, Texas.

TRACT IXX:  (ABILENE BUILDING)
Lot 4, Block 4, New City Block 14277, EXECUTIVE CENTER SUBDIVISION, UNIT 1-T, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 8200, Page 148, Deed and Plat Records of Bexar County, Texas.

TRACT XX:  (HOUSTON BUILDING)
Lot 5, Block 4, New City Block 14277, EXECUTIVE CENTER SUBDIVISION, UNIT 1-U, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 8600, Page 148, Deed and Plat Records of Bexar County, Texas.

TRACT XXI:  (BROWNWOOD BUILDING)
Lot 7 and 9, Block 4, New City Block 14277, EXECUTIVE CENTER SUBDIVISION, UNIT 1- W, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9200, Pages 247-248, Deed and Plat Records of Bexar County, Texas.

TRACT XXII:  (BONHAM BUILDING)
Lot 10, Block 4, New City Block 14277, EXECUTIVE CENTER SUBDIVISION, UNIT 1-W, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9200, Pages 247-248, Deed and Plat Records of Bexar County, Texas.

TRACT XXIII:  (BORDEN BUILDING)
Lot 6, Block 4, New City Block 14277, EXECUTIVE CENTER SUBDIVISION, UNIT 1-V, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 8800, Page 130, Deed and Plat Records of Bexar County, Texas.

TRACT XXIV:  (AMISTAD BUILDING)
Lot 6, Block 1, New City Block 14274, EXECUTIVE CENTER SUBDIVISION, UNIT 1-W, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9200, Pages 247-248, Deed and Plat Records of Bexar County, Texas.

                             EXHIBIT "A-2" continued

TRACT XXV:  (TRINITY BUILDING)
Lot 7, Block 1, New City Block 14274, EXECUTIVE CENTER SUBDIVISION, UNIT 1-W, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9200, Pages 247-248, Deed and Plat Records of Bexar County, Texas.

TRACT XXVI:  (PLAZA BUILDING)
Lot 1, Block 6, New City Block 17221, EXECUTIVE CENTER PLAZA SUBDIVISION, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9501, Page 39, Deed and Plat Records of Bexar County, Texas.

                                  EXHIBIT "A-3"

                     Description of Property located in the
                      County of Pinellas, State of Florida


PARCEL 501  (Pinellas)

A portion of Lot 1 in Block 1 of KOGER EXECUTIVE CENTER, according to the map or plat thereof recorded in Plat Book 66, Page 96, of the public records of Pinellas County, Florida, being more particularly described as follows:

Beginning at the intersection of the Northeasterly right-of-way line of Executive Center Drive (variable right-of-way) with the Northwesterly right-of-way line of Koger Boulevard (variable right-of-way) (formerly State Road #694) as said rights-of-way now exist, thence along the Northeasterly and Southeasterly right-of-way line of Executive Center Drive the following three
(3) courses and distances: 1) North 44(degree) 43' 20" West, 247.00 feet; 2) North 45(degree) 16' 40" East, 7.16 feet and 3) North 44(degree) 43' 20" West,
23.00 feet to a point, said point being the Southwesterly corner of Lot 2 in Block 1 of KOGER EXECUTIVE CENTER UNIT 2, as recorded in Plat Book 70, Page 48 of said public records; thence along the Easterly line of said Lot 2 in Block 1 of KOGER EXECUTIVE CENTER UNIT 2, North 45(degree) 16' 40" East, 277.17 feet to a point, said point being the Westerly corner of property of Koger Equity, Inc., as recorded in O.R. Book 7057, Page 1781 of said public records; thence along the Southwesterly and Northwesterly line of property of said Koger Equity, Inc., the following three (3) courses and distances: 1) South 44(degree) 43' 20" East,
221.00 feet; 2) North 45(degree) 16' 40" East, 30.00 feet and 3) South 44(degree) 43' 20" East, 49.00 feet to a point on the Northwesterly right-of-way line of Koger Boulevard; thence along the Northwesterly right-of-way line of Koger Boulevard, South 45(degree) 16' 40" West, 314.33 feet to the Point of Beginning.


PARCEL 502  (Madison)

Being a portion of Lot 1 in Block 1 of KOGER EXECUTIVE CENTER, according to the map or plat thereof recorded in Plat Book 66, Page 96 of the public records of Pinellas County, Florida, being more particularly described as follows:

Commence at the intersection of the Northeasterly right-of-way line of Executive Center Drive (variable right-of-way) with the Northwesterly right-of-way line of Koger Boulevard (formerly State Road #694), as said rights-of-way now exist, all as shown on plat recorded in Plat Book 69, Page 72 of the public records of Pinellas County, Florida; thence along the Northwesterly right-of-way line of Koger Boulevard (formerly State Road #694) North 45(degree) 16' 40" East, 314.33 feet to the Point of Beginning; thence North 44(degree) 43' 20" West, 49.00 feet to a point; thence South 45(degree) 16' 40" West, 30.00 feet to a

                             EXHIBIT "A-3" continued

point; thence North 44(degree) 43' 20" West, 221.00 feet to a point; thence North 45(degree) 16' 40" East, 350.17 feet to a point; thence South 44(degree) 43' 20" East, 221.00 feet to a point; thence South 45(degree) 16' 40" West,
30.00 feet to a point; thence South 44(degree) 43' 20" East, 49.00 feet to a point on the Northwesterly right-of-way line of Koger Boulevard (formerly State Road #694); thence along the Northwesterly right-of-way line of Koger Boulevard (formerly State Road #694) South 45(degree) 16' 40" West, 290.17 feet to the Point of Beginning.


PARCEL 503  (Kogerama)

Part of Lot 1 in Block 1 of KOGER EXECUTIVE CENTER, according to the map or plat thereof recorded in Plat Book 66, Page 96, of the public records of Pinellas County, Florida, being more particularly described as follows:

From the Northeast corner of the South 1/4 of the North 1/2 of the Northwestern 1/4 of Section 19, Township 30 South, Range 17 East, Pinellas County, Florida, run North 89(degree) 56' 40" West, 50.00 feet; thence South 00(degree) 06' 56" West, 402.31 feet; thence North 89(degree) 53' 04" West, 15.00 feet; thence
South 00(degree) 06' 56" West, 65.00 feet for a Point of Beginning; thence continue South 00(degree) 06' 56" West, 5.00 feet; thence South 89(degree) 53' 04" East, 3.72 feet; thence South 14(degree) 33' 32" West, 89.12 feet along the Northwesterly right-of-way line of Koger Boulevard (formerly State Road #694); thence along said Northwesterly right-of-way line the following two (2) courses:
1) by a curve to the right, radius 237.94 feet, an arc distance of 127.57 feet, chord South 29(degree) 55' 06" West, 126.05 feet; and 2) thence South 45(degree) 16' 40" West, 156.00 feet; thence North 44(degree) 43' 20" West, 49.00 feet; thence North 45(degree) 16' 40" East, 30.00 feet; thence North 44(degree) 43' 20" West, 221.00 feet; thence North 45(degree) 16' 40" East, 138.69 feet; thence South 89(degree) 56' 40" East, 262.53 feet to the Point of Beginning.


PARCEL 504  (Duval)

Lot A of KOGER EXECUTIVE CENTER PARTIAL REPLAT AND ADDITION, according to the map or plat thereof recorded in Plat Book 69, Page 72, of the public records of Pinellas County, Florida.


PARCEL 505  (Dade)

Lot 1 in Block 2 of KOGER EXECUTIVE CENTER UNIT 2, according to the map or plat thereof recorded in Plat Book 70, Page 48, of the public records of Pinellas
County, Florida, LESS AND EXCEPT that portion lying within the plat of KOGER EXECUTIVE CENTER FRANKLIN REPLAT, recorded in Plat Book 84, Page 6 of the public records of Pinellas County, Florida.

                            EXHIBIT "A-3" continued

PARCEL 506  (Koger)
Lot 2 in Block 1 of KOGER EXECUTIVE CENTER UNIT 2, according to the map or plat thereof recorded in Plat Book 70, Page 48, of the public records of Pinellas County, Florida.


PARCEL 507  (Monroe)

Lot 2 in Block 1 of KOGER EXECUTIVE CENTER UNIT 4, according to the map or plat thereof recorded in Plat Book 90, Pages 12 and 13, of the public records of Pinellas County, Florida.


PARCEL 509  (Gadsden)

A portion of Lot 1 in Block 3 of KOGER EXECUTIVE CENTER UNIT 3, according to the map or plat thereof recorded in Plat Book 72, Page 31, of the public records of Pinellas County, Florida, being more particularly described as follows:

Commence at the Southeast corner of the Northwest 1/4 of Section 19, Township 30 South, Range 17 East, Pinellas County, Florida, said point also being the intersection of the centerlines of 4th Street North and 94th Avenue North; thence along the South line of the Northwest 1/4 of said Section 19 and the centerline of 94th Avenue North, North 89(degree) 57' 21" West, 53.97 feet to a point; thence North 00(degree) 06' 56" East, 50.00 feet to a point, said point being on the Northerly right-of-way line of 94th Avenue North; thence North 25(degree) 11' 17" East, 9.39 feet to a point on the Westerly right-of-way line of 4th Street North; thence along said right-of-way line, North 00(degree) 06' 56" East, 452.72 feet to the Point of Beginning; thence North 89(degree) 57' 21" West, 206.14 feet to a point; thence South 00(degree) 06' 56" West, 154.92 feet to a point; thence South 45(degree) 16' 40" West, 259.67 feet to a point; thence North 44(degree) 43' 20" West, 268.49 feet to a point on the Southeasterly right-of-way line of Koger Boulevard; thence along said right-of-way line, North 45(degree) 16' 40" East, 335.68 feet to the most Westerly corner of KOGER EXECUTIVE CENTER UNIT 3 PARTIAL REPLAT AND ADDITION, as recorded in Plat Book 72, Page 56 of said public records; thence along the Southwesterly and Southerly boundary of said KOGER EXECUTIVE CENTER UNIT 3 PARTIAL REPLAT AND ADDITION, the following two (2) courses and distances: 1) South 44(degree) 43' 20" East, 74.27 feet; and 2) South 89(degree) 57' 21" East, 289.17 feet to a point on the Westerly right-of-way line of 4th Street North; thence along said right-of-way line, South 00(degree) 06' 56" West, 36.50 feet to the Point of Beginning.

                             EXHIBIT "A-3" continued

PARCEL 510  (Hendry)

Part of Lot 1 in Block 3 of KOGER EXECUTIVE CENTER UNIT 3, according to the map or plat thereof recorded in Plat Book 72, Page 31, of the public records of Pinellas County, Florida, being more particularly described as follows:

Commence at the Southeast corner of the Northwest 1/4 of Section 19, Township 30 South, Range 17 East, Pinellas County, Florida; thence North 89(degree) 57' 21" West, 53.97 feet along the East-West centerline of said Section 19, also being the centerline of 94th Avenue North; thence North 00(degree) 06' 56" East, 50.00 feet to a point on the North right-of-way line of 94th Avenue North, also being the most Southeasterly corner of Lot 1 in Block 3 of KOGER EXECUTIVE CENTER UNIT 3, as recorded in Plat Book 72, Page 31 of the public records of Pinellas County, Florida; thence along said Northerly right-of-way line of 94th Avenue North and the Southerly line of Lot 1 in Block 3 of said plat, North 89(degree) 57' 21" West, 296.14 feet to the Point of Beginning; thence along said Northerly right-of-way line of 94th Avenue North and the Southerly right-of-way line of Lot 1 in Block 3 of said plat, North 89(degree) 57' 21" West, 550.62 feet to the point of intersection with the Southeasterly right-of-way line of Koger Boulevard; thence along the Southeasterly right-of-way line of Koger Boulevard the following four (4) courses and distances: 1) North 05(degree) 02' 39" East,
75.41 feet; 2) with a curve to the right having a radius of 30.00 feet, a central angle of 51(degree) 36' 04" and a chord which bears North 30(degree) 50' 41" East, 26.11 feet, an arc distance of 27.02 feet; 3) with a curve to the left having a radius of 1,196.28 feet, a central angle of 11(degree) 22' 03" and a chord which bears North 50(degree) 57' 41" East, 236.95 feet, an arc distance of
237.34 feet and 4) North 45(degree) 16' 40" East, 95.31 feet to a point; thence South 44(degree) 43' 20" East, 268.49 feet; thence North 45(degree) 16' 40"
East, 127.14 feet; thence South 00(degree) 06' 56" West, 212.97 feet to the Point of Beginning.


PARCEL 511  (Lake)

A portion of Lot 1 in Block 3 of KOGER EXECUTIVE CENTER UNIT 3, according to the map or plat thereof recorded in Plat Book 72, Page 31, of the public records of Pinellas County, Florida, being more particularly described as follows:

Commence at the Southeast corner of the Northwest 1/4 of Section 19, Township 30 South, Range 17 East, Pinellas County, Florida, said point being the intersection of the centerlines of 4th Street North and 94th Avenue North; thence along the South line of the Northwest 1/4 of said Section 19 and the centerline of 94th Avenue North, North 89(degree) 57' 21" West 53.97 feet to a point; thence North 00(degree) 06' 56" East, 50.00 feet to the Point of Beginning, said point being on the Northerly right-of-way line of 94th Avenue North, all as shown on said plat; thence along the Northerly right-of-way line of 94th Avenue North, North 89(degree) 56' 56" West, 296.11 feet to a point; thence North 00(degree) 03' 58" East, 212.97 feet to a point; thence North 45(degree) 19' 49" East, 132.74 feet to a point; thence North

                             EXHIBIT "A-3" continued

00(degree) 06' 43" East, 154.80 feet to a point; thence South 89(degree) 55' 58" East, 206.03 feet to a point on the Westerly right-of-way line of 4th Street North; thence along the Westerly right-of-way line of 4th Street North, South 00(degree) 07' 04" West, 452.74 feet to a point; thence South 25(degree) 12' 40" West, 9.25 feet to the Point of Beginning.


PARCEL 512  (Franklin)

Lots 1 and 2 in Block 1 of KOGER EXECUTIVE CENTER FRANKLIN REPLAT, according to the map or plat thereof recorded in Plat Book 84, Page 6, of the public records of Pinellas County, Florida.


PARCEL 513  (St. Lucie)

Lot 1 in Block 1 of KOGER EXECUTIVE CENTER ST. LUCIE ADDITION, according to the map or plat thereof recorded in Plat Book 87, Page 78, of the public records of Pinellas County, Florida.


PARCEL 514  (Gilchrist)

Lots 1 and 2 of Block 1 of KOGER EXECUTIVE CENTER GILCHRIST ADDITION, according to the map or plat thereof recorded in Plat Book 85, Page 42, of the public records of Pinellas County, Florida.


PARCEL 516  (Baker)

Lot 1 in Block 1 of KOGER EXECUTIVE CENTER UNIT NO. 4, according to the map or plat thereof recorded in Plat Book 90, Pages 12 and 13, of the public records of Pinellas County, Florida.


PARCEL 517  (Glades)

Lot 1 in Block 1 of KOGER EXECUTIVE CENTER - GLADES ADDITION, according to the map or plat thereof recorded in Plat Book 96, Page 37, of the public records of Pinellas County, Florida.

                                  EXHIBIT "A-4"

                     Description of Property located in the
                        County of Leon, State of Florida


PARCEL 1   ATKINS BUILDING

A portion of Lot 2, Block "A", Replat of Koger Executive Center Units 1 & 2, according to plat thereof recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida and being more particularly described as follows:

Beginning at the Northeast corner of said Lot 2, said point being on the Westerly right-of-way line of Executive Center Drive (variable r/w), all as shown on said plat; thence along the Easterly boundary of said Lot 2 and the Westerly right-of-way line of Executive Center Drive and becoming the Northerly right-of-way line of Executive Center Circle West (60' r/w) the following six
(6) courses and distances: 1) South 00(degree) 01' 06" West 64.52 feet; 2) South 17(degree) 56' 19" West 65.00 feet; 3) South 00(degree) 01' 06" West 225.91 feet; 4) with a curve to the right having a radius of 30.00 feet, a central angle of 90(degree) 06' 49", an arc distance of 47.18 feet; 5) North 89(degree) 52' 05" West 36.68 feet; and 6) with a curve to the left having a radius of
112.50 feet, a central angle of 42(degree) 39' 13", an arc distance of 83.75 feet to a point; thence North 42(degree) 31' 18" West 31.59 feet to a point; thence North 76(degree) 10' 36" West 240.54 feet to a point on the Westerly boundary of said Lot 2 and the Easterly maintained right-of-way line of Hendrix Road; thence along the Westerly boundary of said Lot 2 and the Easterly maintained right-of-way line of Hendrix Road North 15(degree) 06' 11" East,
381.50 feet to the Northwest corner of said Lot 2; thence along the Northerly boundary of said Lot 2 the following two (2) courses and distances: 1) South 74(degree) 53' 49" East 143.01 feet; and 2) South 89(degree) 58' 54" East 180.61 feet to the point of beginning.

PARCEL 2   BERKELEY BUILDING

Lot 2, Block D, Replat of Koger Executive Center Units 1 and 2, according to plat thereof recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

PARCEL 3   LAFAYETTE BUILDING

Lot 1, Block C, Replat Koger Executive Center Units 1 and 2, according to plat thereof recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

                             EXHIBIT "A-4" continued

PARCEL 4   MARATHON BUILDING

Lot 4, Block B, Replat Koger Executive Center Units 1 and 2, according to plat thereof recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

PARCEL 6   ELLIS BUILDING

Lot 1, Block B, Replat of Koger Executive Center Units 1 and 2, as per the plat or map thereof recorded in Plat Book 7, pages 36A and 36B, of the Public Records of Leon County, Florida.

PARCEL 9   WEBSTER BUILDING

A part of Lot 2, Block A, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida, described as follows:

Commence at the Southwest corner of said Lot 2, Block A and run South 68(degree) 40' 39" East along the Northerly right-of-way line of Old St. Augustine Road as shown on said plat 239.29 feet to the point of beginning. From the point of beginning run North 21(degree) 19' 21" East 44.00 feet, thence South 68(degree) 40' 39" East 216.00 feet, thence North 21(degree) 19' 21" East, 205.47 feet to the Southerly right-of-way line of Executive Center Circle West, then run along said right-of-way line as follows: South 68(degree) 51' 49" East 270.21 feet to a point of curve to the left, then along said right-of-way curve concave to the North having a radius of 407.06 feet and a central angle of 21(degree) 00' 16" for an arc distance of 149.23 feet to a point of reverse curve, then along said curve concave to the Southwest having a radius of 30.00 feet and a central angle of 90(degree) 00' 00" for an arc distance of 47.12 feet to a point on the Westerly right-of-way line of Executive Center Circle East, then run along said right-of-way line as follows: South 00(degree) 07' 55" West 37.28 feet to a point of curve to the right, then along said right-of-way curve concave to the West having a radius of 235.92 feet and a central angle of 41(degree) 13' 06" for an arc distance of 169.72 feet to a point of tangency, then South 41(degree) 21' 01" West 58.18 feet to a point of curve to the right, then along said right-of-way curve concave to the Northwest having a radius of 30.00 feet and a central angle of 78(degree) 27' 23" for an arc distance of 41.08 feet to a point on the Northerly right-of-way of Old St. Augustine Road as shown on said plat, then along said right-of-way line as follows: North 60(degree) 11' 36" West
95.94 feet, then North 68(degree) 40' 39" West 538.58 feet to the point of beginning.

                             EXHIBIT "A-4" continued

PARCEL 10   TURNER BUILDING

Lot 1, Block D, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

PARCEL 11   KOGERAMA BUILDING

Lot 1, Block A, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

PARCEL 13   SUTTON BUILDING

Lot 3, Block C, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

PARCEL 14   CLIFTON BUILDING

A portion of Lot 2, Block A, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida, being more particularly described as follows:

Beginning at the most Westerly corner of Lot 2, said point being the intersection of the Northerly maintained right-of-way line of Old St. Augustine Road with the Easterly maintained right-of-way line of Hendrix Road, all as shown on said plat; thence along the Westerly boundary of Lot 2 and the Easterly maintained right-of-way line of Hendrix Road North 13(degree) 40' 34" East
306.75 feet to a point; thence South 76(degree) 10' 36" East 210.00 feet to a point; thence North 77(degree) 28' 29" East 51.80 feet to a point on the Southwesterly right-of-way line of Executive Center Circle West (60' r/w); thence along the Southwesterly right-of-way line of Executive Center Circle West the following four (4) courses and distances: 1) with a curve to the left having a radius of 137.23 feet, a central angle of 33(degree) 17' 54" and a chord which bears South 19(degree) 48' 42" East 78.64 feet, an arc distance of 79.75 feet,
2) South 36(degree) 27' 39" East 38.72 feet, 3) with a curve to the left having a radius of 202.09 feet, a central angle of 32(degree) 24' 10" and a chord which bears South 52(degree) 39' 44" East 112.77 feet, an arc distance of 114.29 feet, and 4) South 68(degree) 51' 49" East 52.00 feet to a point; thence South 21(degree) 19' 21" West 205.47 feet to a point; thence North 68(degree) 40' 39" West 216.00 feet to a point; thence South 21(degree) 19' 21" West, 44.00 feet to a point on the Northerly maintained right-of-way line of Old St. Augustine Road; thence along the Northerly maintained right-of-way line of Old St. Augustine Road North 68(degree) 40' 39" West 239.29 feet to the point of beginning.

                             EXHIBIT "A-4" continued

PARCEL 15   ASHLEY BUILDING

Lot 2, Block B, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

PARCEL 16   DOUGLAS BUILDING

A portion of Lot 2, Block A, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida, being more particularly described as follows:

Commence at the Northeast corner of Lot 2, said point being on the Westerly right-of-way line of Executive Center Drive (variable r/w), all as shown on said plat; thence along the Westerly right-of-way line of Executive Center Drive and becoming the Northerly right-of-way line of Executive Center Circle West (60' r/w) the following six (6) courses and distances: 1) South 00(degree) 01' 06" West 64.52 feet, 2) South 17(degree) 56' 19" West 65.00 feet, 3) South
00(degree) 01' 06" West 225.91 feet, 4) with a curve to the right having a radius of 30.00 feet, a central angle of 90(degree) 06' 49" and a chord which bears South 45(degree) 04' 29" West 42.47 feet, an arc distance of 47.18 feet,
5) North 89(degree) 52' 05" West 36.68 feet, and 6) with a curve to the left having a radius of 112.50 feet, a central angle of 42(degree) 39' 13" and a chord which bears South 68(degree) 48' 18" West 81.83 feet, an arc distance of
83.75 feet to the point of beginning; thence continue along the Westerly right-of-way line of Executive Center Circle West the following three (3) courses and distances: 1) with a curve to the left having a radius of 112.50 feet, a central angle of 33(degree) 56' 21" and a chord which bears South 30(degree) 30' 32" West 65.67 feet, an arc distance of 66.64 feet, 2) South 13(degree) 32' 21" West 342.70 feet, 3) with a curve to the left having a radius of 137.23 feet, a central angle of 16(degree) 42' 02" and a chord which bears South 05(degree) 11' 20" West 39.86 feet, an arc distance of 40.00 feet to a point; thence South 77(degree) 28' 29" West 51.80 feet to a point; thence North 76(degree) 10' 36" West 210.00 feet to the Easterly maintained right-of-way line of Hendrix Road; thence along the Easterly maintained right-of-way line of Hendrix Road North 13(degree) 40' 34" East, 405.00 feet to a point; thence North 15(degree) 06' 11" East 80.44 feet to a point; thence South 76(degree) 10' 36" East 240.54 feet to a point; thence South 42(degree) 31' 18" East 31.59 feet to the point of beginning.

PARCEL 17   MONTGOMERY BUILDING

Lot 3, Block B, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

                             EXHIBIT "A-4" continued

PARCEL 18   HOWARD BUILDING

Lot 2, Block C, Replat of Koger Executive Center, Units 1 and 2, according to plat thereof, as recorded in Plat Book 7, pages 36A and 36B of the public records of Leon County, Florida.

                                  EXHIBIT "A-5"

                     Description of Property located in the
                        County of Leon, State of Florida


PARCEL 5   RHYNE BUILDING

Lot 2, Block A of Koger Center South, according to plat thereof recorded in Plat Book 9, page 71 of the public records of Leon County, Florida.

PARCEL 7   HARTMAN BUILDING

Lot 2, Block "B", a Resubdivision of a Resubdivision of Block "B" of Koger Center South, as per plat or map thereof recorded in Plat Book 10, page 13, of the public records of Leon County, Florida.

PARCEL 8   FORREST BUILDING

Lot 1, Block A, of Koger Center South, as recorded in Plat Book 9, page 71, of the public records of Leon County, Florida.

                                  EXHIBIT "A-6"

                     Description of Property located in the
                        County of Travis, State of Texas


TRACT 1:  (LIVINGSTON)
Being Lot 3A of RESUBDIVISION OF A PORTION OF LOT 3, KOGER EXECUTIVE
CENTER, UNIT TWO, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 76, Page 50, Plat Records, Travis County, Texas.

TRACT 2:  (TRAVIS)
Being Lot 3B of RESUBDIVISION OF A PORTION OF LOT 3, KOGER EXECUTIVE
CENTER, UNIT TWO, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 76, Page 50, Plat Records, Travis County, Texas.

TRACT 3:  (WHITNEY)
Being Lot 3C of RESUBDIVISION OF A PORTION OF LOT 3, KOGER EXECUTIVE
CENTER, UNIT TWO, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 76, Page 50, Plat Records, Travis County, Texas.

TRACT 4:  (CROSS)
Being Lot 5 of KOGER EXECUTIVE CENTER UNIT THREE, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 75, Page 322, Plat Records, Travis County, Texas.

TRACT 5:  (COLORADO)
Being Lot 6A of RESUBDIVISION LOT 6 KOGER EXECUTIVE CENTER UNIT THREE, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 77, Page 167, Plat Records, Travis County, Texas.

TRACT 6:  (PROCTOR)
Being Lot 6B of RESUBDIVISION LOT 6 KOGER EXECUTIVE CENTER UNIT THREE, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 77, Page 167, Plat Records, Travis County, Texas.

TRACT 7:  (BENBROOK)
Being Lot 8 of KOGER EXECUTIVE CENTER UNIT FOUR, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 80, Page 176, Plat Records, Travis County, Texas.

TRACT 8:  (MEREDETH)
Being Lot 9 of KOGER EXECUTIVE CENTER UNIT FOUR, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 80, Page 176, Plat Records, Travis County, Texas.

                             EXHIBIT "A-6" continued

TRACT 9:  (BRIDGEPORT)
Being Lot 10 of KOGER EXECUTIVE CENTER UNIT FOUR, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 80, Page 176, Plat Records, Travis County, Texas.

TRACT 10:  (HUBBARD)
Being Lot 1 of KOGER EXECUTIVE CENTER UNIT FIVE, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 84, Page 6D-7A, Plat Records, Travis County, Texas.

TRACT 11:  (BUCHANAN)
Being Lot 2 of KOGER EXECUTIVE CENTER UNIT FIVE, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 84, Page 6D-7A, Plat Records, Travis County, Texas.

TRACT 12:  (MEDINA)
Being Lot 4A of KOGER EXECUTIVE CENTER UNIT FIVE, a subdivision in Travis County, Texas, according to the map or plat thereof recorded in Book 84, Page 6D-7A, Plat Records, Travis County, Texas.

                                  EXHIBIT "A-7"

                     Description of Property located in the
                        County of El Paso, State of Texas


PARCEL 1:  (MESA BUILDING)

All that certain tract or parcel of land situate in El Paso, El Paso County, Texas, and being a portion of Survey 132 Unplatted of Stone Subdivision, Block 4, described as follows:

Commence at the point of intersection of the northerly right-of-way line of Wallington Lane, as extended, (80' R/W) with the easterly right-of-way line of North Mesa Street (variable R/W); thence along the easterly right-of-way line of North Mesa Street North 50(degree) 49' 00" West, 270.00 feet to the POINT OF BEGINNING; thence continue along the easterly right-of-way line of North Mesa Street the following two (2) courses and distances: 1) North 50(degree) 49' 00" West 37.06 feet, and 2) with a curve to the right, having a radius of 512.97 feet, a central angle of 09(degree) 52' 16" and a chord which bears North 45(degree) 52' 52" West 88.27 feet, an arc distance of 88.38 feet to a point; thence departing said easterly right-of-way line of North Mesa Street North 39(degree) 11' 00" East 320.20 feet to a point on the westerly right-of-way line of Ridgecrest Drive, (60' R/W); thence along the westerly right-of-way line of Ridgecrest Drive with a curve to the left, having a radius of 293.60 feet, a central angle of 25(degree) 11' 52" and a chord which bears South 38(degree) 07' 42" East 128.13 feet, an arc distance of 129.12 feet to a point; thence departing said westerly right-of-way line of Ridgecrest Drive, South 39(degree) 11' 00" West 299.64 feet to the POINT OF BEGINNING.


PARCEL 2:  (PRESIDIO BUILDING)

Lot 1, Block E, EXECUTIVE PARK, a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 20, Page 17, of the Plat Records of El Paso County, Texas; and the Northerly 60.00 feet of Lot 2, Block E, EXECUTIVE PARK UNIT 2, a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 24, Page 36, of the Plat Records of El Paso County, Texas.


PARCEL 3:  (KOGERAMA BUILDING)

A portion of Lots 7 and 8, Block B, EXECUTIVE PARK UNIT 2, a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 24, Page 36, of the Plat Records of El Paso County, Texas, and being more particularly described as follows:

                             EXHIBIT "A-7" continued

BEGINNING at a point lying on the southerly right-of-way line of Rio Bravo Drive (60' R/W) and being the northwest corner of Lot 7 and the northeast corner of Lot 8, Block B, Executive Park Unit 2; thence, North 89(degree) 58' 15" East along the southerly right-of-way line of Rio Bravo Drive and the northerly boundary line of said Lot 7 a distance of 91.22 feet; thence, South 00(degree) 01' 45" East a distance of 255.00 feet to a point lying on the southerly boundary line of said Lot 7; thence, South 89(degree) 58' 15" West along the southerly boundary line of said Lots 7 and 8 a distance of 231.22 feet to a point; thence North 00(degree) 01' 45" West a distance of 255.00 feet to a point on the southerly right-of-way line of Rio Bravo Drive; thence North 89(degree) 58' 15" East along the southerly right-of-way line of Rio Bravo Drive and the northerly boundary line of said Lot 8 a distance of 140.00 feet to the Point of Beginning.


PARCEL 4:  (PERSHING EAST BUILDING)

A portion of Lot 8, Block B, EXECUTIVE PARK, UNIT 2, a Subdivision in the City of El Paso, El Paso County, Texas, according to the Plat thereof on file in Volume 24, Page 36, of the Plat records of El Paso County, Texas, and all of Lot 9 and a portion of Lot 10, Block B, EXECUTIVE PARK, UNIT 3, a Subdivision in the City of El Paso, El Paso County, Texas, according to the Plat thereof on file in Volume 27, Page 1, of the Plat records of El Paso County, Texas, more particularly described as follows:

BEGINNING at a point on the southerly right-of-way line of Rio Bravo Drive (60" R/W), said point also being a common corner of Lot 8, Block B, Executive Park Unit 2, and Lot 9, Block B, Executive Park Unit 3; thence along the southerly right-of-way line of Rio Bravo Drive and the northerly line of said Lot 8 North 89(degree) 58' 15" East 65.00 feet; thence departing Rio Bravo Drive South 00(degree) 01' 45" East 255.00 feet to a point on the southerly line of Lot 8; thence South 89(degree) 58' 15" West 300.00 feet along the southerly line of said Lots 8, 9 and 10 to a point; thence North 00(degree) 01' 45" West 128.00 feet to a point; thence South 89(degree) 58' 15" West 158.75 feet to a point; thence North 00(degree) 01' 45" West 132.34 feet to a point on the southerly right-of-way line of Rio Bravo Drive; thence along the southerly right-of-way line of Rio Bravo Drive the following two (2) courses and distances: 1) with a curve to the left having a radius of 80.00 feet, a central angle of 21(degree) 03' 50" and a chord which bears South 79(degree) 29' 50" East 29.25 feet, an arc distance of 29.41 feet, and 2) North 89(degree) 58' 15" East 430.00 feet to the Point of Beginning.


PARCEL 5:  (CARLSBAD BUILDING)

The Southerly 135.00 feet of Lots 5 and 6, Block E, EXECUTIVE PARK, UNIT "3", a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 27, Page 1, of the Plat Records of El Paso County, Texas.



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                             EXHIBIT "A-7" continued

PARCEL 6:  (BROWNSVILLE BUILDING)

A parcel of land in the unplatted portion of EXECUTIVE PARK in the JOHN BARKER SURVEY NO. 10, City of El Paso, El Paso County, Texas, said parcel being more particularly described as follows:

Commence at the point of intersection of the northerly line of Executive Center Boulevard (100' R/W) and the westerly line of Lot 7, Block A, Executive Park, City of El Paso, El Paso County, Texas; thence, along the northerly right-of-way line of Executive Center Boulevard with a curve to the left, having a radius of 1501.76 feet, a central angle of 03(degree) 38' 44" and a chord which bears South 88(degree) 08' 53" West, 95.54 feet, an arc distance of 95.55 feet to the POINT OF BEGINNING; thence along the northerly right-of-way line of Executive Center Boulevard with a curve to the left having a radius of 1501.76 feet, a central angle of 09(degree) 15' 41" and a chord which bears South 81(degree) 41' 41" West 242.49 feet, an arc distance of 242.75 feet to a point; thence, departing said northerly right-of-way corner of Lot 7, Block A, Executive Park; thence along the line of Executive Center Boulevard North 00(degree) 01' 45" West 153.83 feet to a point; thence North 76(degree) 48' 19" East 187.91 feet to a point; thence South 87(degree) 48' 15" East 57.09 feet to a point; thence South 00(degree) 01' 45" East 159.50 feet to the POINT OF BEGINNING.


PARCEL 7:  (CHAPARRAL)

All of Lot 6, and a portion of Lot 5, Block B, EXECUTIVE PARK, being a replat of a portion of Block B, a Subdivision in the City of El Paso, El Paso County, Texas, according to the Plat thereof on file in Volume 24, Page 6 of the Plat Records of El Paso County, Texas; that portion of Lot 5 being more particularly described as follows:

Commence at the southwest corner of Lot 6; thence North 00(degree) 01' 45" West along the westerly line of Lot 6, Block B, Executive Park a distance of 115.12 feet to the POINT OF BEGINNING. Thence South 89(degree) 58' 15" West a distance of 6.47 feet to a point on the easterly right-of-way line of Rio Bravo Drive (60 foot right-of-way); thence North 09(degree) 01' 37" East along the easterly right-of-way line of Rio Bravo Drive a distance of 41.09 feet to a point on the westerly line of Lot 6; thence along the Westerly line of said Lot 6, said line also being an easterly line of Lot 5 South 00(degree) 01' 45" East a distance of
40.58 feet to the point of beginning.

PARCEL 8:  (KOGER BUILDING)

All of Lots 3 & 4 and the Northerly 95.00 feet of Lots 5 & 6, Block E, EXECUTIVE PARK UNIT "3", a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 27, Page 1, of the Plat Records of El Paso County, Texas.


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



                             EXHIBIT "A-7" continued

PARCEL 9:  (LIMA BUILDING)

The Westerly 105.51 feet of Lot 6 and the Easterly 61.16 feet of Lot 7, Block A, EXECUTIVE PARK, a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 20, Page 17, of the Plat Records of El Paso County, Texas.


PARCEL 10:  (LOS ARCOS BUILDING)

The Southerly 285.00 feet of Lot 2, Block E, EXECUTIVE PARK UNIT 2, a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 24, Page 36, of the Plat Records of El Paso County, Texas; and Lot 7, Block E, EXECUTIVE PARK UNIT "3", a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 27, Page 1, of the Plat Records of El Paso County, Texas.


PARCEL 11:  (LOS PICOS BUILDING)

Lot 4, Block B, EXECUTIVE PARK (REPLAT), a subdivision in the City of El Paso, El Paso County, Texas, being a replat of a portion of Block B, 4.494 acres of John Barker Survey No. 10 said subdivision on file in Volume 24, Page 6, of the Plat Records of El Paso County, Texas; and the Southerly 295.0 feet of Lot 2, Block C, EXECUTIVE PARK UNIT 2, a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 24, Page 36, of the Plat Records of El Paso County, Texas.


PARCEL 12:  (MADRID BUILDING)

The West 49.51 feet of Lot 7, Block A, EXECUTIVE PARK, a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 20, Page 17, of the Plat Records of El Paso County, Texas; and a portion of JOHN BARKER SURVEY 10, all being more particularly described as follows:

BEGINNING at the southwest corner of said Lot 7, Block A, Koger Executive Park, said point also being on the northerly right-of-way line of Executive Center Boulevard (100 foot right-of-way); thence along the northerly right-of-way line of Executive Center Boulevard with a curve to the left having a radius of 1501.76 feet, a central angle of 03(degree) 38' 44" and a chord which bears South 88(degree) 08' 53" West 95.54 feet, an arc distance of 95.55 feet to a point; thence departing said northerly right-of-way line of Executive


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



                             EXHIBIT "A-7" continued

Center Boulevard North 00(degree) 01' 45" West 159.50 feet to a point; thence South 87(degree) 48' 15" East 95.56 feet to a point; thence South 00(degree) 01' 45" East 2.75 feet to a point, said point being the northwest corner of Lot 7, Block A, Executive Park; thence along the north line of said Lot 7 North 89(degree) 58' 15" East 49.51 feet to a point; thence South 00(degree) 01' 45"
East 150.00 feet to a point on the northerly right-of-way line of Executive Center Boulevard; thence along the northerly right-of-way line of Executive
Center Boulevard South 89(degree) 58' 15" West 49.51 feet to the Point of Beginning.


PARCEL 13:  (PERSHING WEST BUILDING)

A portion of Lots 10 and 11, Block B, EXECUTIVE PARK UNIT "3", a subdivision in the City of El Paso, El Paso County, Texas, according to the plat thereof on file in Volume 27, Page 1, of the Plat Records of El Paso County, Texas; and being more particularly described as follows:

BEGINNING at the southwest corner of Lot 10, Block B, Executive Park Unit "3", said point also being the southeast corner of Lot 11, Block B, Executive Park Unit "3"; thence along the south line of said Lot 11, South 89(degree) 58' 15" West 200 feet to a point; thence departing said south line of Lot 11 North 00(degree) 01' 45" East 315.00 feet to a point; thence North 89(degree) 58' 15" East 202.54 feet to a point on the westerly right-of-way line of Rio Bravo Drive (60 foot right-of-way); thence along the westerly right-of-way line of Rio Bravo Drive with a curve to the left having a radius of 80.00 feet, a central angle of 54(degree) 27' 38" and a chord which bears South 41(degree) 44' 13" East 73.21 feet, an arc distance of 76.04 feet to a point; thence departing said westerly right-of-way line of Rio Bravo Drive, South 00(degree) 01' 45" East 132.34 feet to a point; thence North 89(degree) 58' 15" East, 158.75 feet to a point; thence South 00(degree) 01' 45" East 128.00 feet to a point on the south line of said Lot 10; thence along the south line of said Lot 10 South 89(degree) 58' 15" West
210.00 feet to the Point of Beginning.


PARCEL 14:  (PIONEER)

A portion of Lots 10 and 11, Block B, EXECUTIVE PARK UNIT "3", City of El Paso, El Paso County, Texas, and being more particularly described in Volume 27, Page 1, as follows:

BEGINNING at the southwest corner of Executive Park Unit 3, City of El Paso, El Paso County, Texas, said point also being the southwest corner of Lot 11, Block B, Executive Park Unit 3; thence North 00(degree) 05' 07" West 289.96 feet along the westerly line of Lot 11, Block B, Executive Park Unit 3, to a point; thence North 89(degree) 58' 15" East 233.47 feet to a point; thence North 00(degree) 01' 45" West 50.00 feet to a point; thence North 89(degree) 58' 15" East


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



                             EXHIBIT "A-7" continued

108.51 feet to a point; thence North 60(degree) 39' 30" East 136.52 feet to a point on the westerly right-of-way line of Rio Bravo Drive (60 foot right-of-way); thence along the westerly right-of-way line of Rio Bravo Drive South 00(degree) 01' 45" East 71.84 feet to a point, said point being the most northwesterly corner of Lot 10, Block B, Executive Park Unit 3; thence continue along the westerly right-of-way line of Rio Bravo Drive and an easterly line of Lot 10, Block B with a curve to the left having a radius of 80.00 feet, a central angle of 14(degree) 28' 28" and a chord which bears South 07(degree) 15' 59" East 20.16 feet, an arc distance of 20.21 feet; thence departing Rio Bravo Drive South 89(degree) 58' 15" West 202.54 feet to a point; thence South 00(degree) 01' 45" East 315.00 feet to a point on the southerly line of Executive Park Unit 3; thence South 89(degree) 58' 15" West 260.71 feet along the southerly line of Executive Park Unit 3, to the Point of Beginning.

                                  EXHIBIT "A-8"

                     Description of Property located in the
                  County of Greenville, State of South Carolina


PARCEL 1 - CHESTERFIELD BUILDING

Lot 1 of Koger Executive Center as recorded in Plat Book 5D, Page 75 in the R.M.C. Office for Greenville County, South Carolina.

This being a portion of the property conveyed to Koger Equity of South Carolina, Inc. by deed of The Koger Company, a Florida corporation, dated September 1, 1988 and recorded September 13, 1988 in the R.M.C. Office for Greenville County, South Carolina, in Deed Book 1337, Page 766. By Articles and Plan of Merger, Koger Equity of South Carolina, Inc., merged into Koger Equity, Inc., which Articles and Plan of Merger was filed of record in the R.M.C. Office of Greenville, South Carolina, on January 10, 1994 in Deed Book 1546, at Page 287.

PARCEL 2 - ANDERSON BUILDING

Being a portion of Lot 2 of Koger Executive Center as recorded in Plat Book 5D, Page 75 in the R.M.C. Office for Greenville County, South Carolina, being more particularly described as follows:

BEGINNING at the northwest corner of said Lot 2, said point being on the easterly right-of-way line of the most westerly part of Executive Center Drive (variable R/W), all as shown on said plat; thence along the northerly boundary of said Lot 2 the following three (3) courses and distances: (1) South 79(degree)45'00" East 223.00 feet, (2) North 10(degree)15'00" East 74.00 feet, and (3) South 79(degree)45'00" East 161.00 feet to the northeast corner of said Lot 2; thence along the easterly boundary of said Lot 2, South 10(degree)15'00" West 408.37 feet to a point on the northerly right-of-way line of the northerly frontage road of Interstate No. 385 (variable R/W); thence along said right-of-way line the following four (4) courses and distances: (1) North 82(degree)57'00" West 86.33 feet, (2) North 79(degree)20'00" West 99.57 feet,
(3) North  76(degree)08'00" West 99.60 feet, and (4) North 73(degree)05'00" West
80.00 feet to a point on the easterly right-of-way line of the most westerly part of Executive Center Drive; thence along the said right-of-way line the following three (3) courses and distances: (1) North 27(degree)21'21" West 26.43 feet, (2) North 10(degree)15'00" East 285.49 feet, and (3) North 00(degree)25'41" West 17.00 feet to the Point of Beginning.

This being a portion of the property conveyed to Koger Equity of South Carolina, Inc. by deed of The Koger Company, a Florida corporation, dated September 1, 1988 and recorded September 13, 1988 in the R.M.C. Office for Greenville County, South Carolina, in Deed Book 1337, Page 766. By Articles and Plan of Merger, Koger Equity of South Carolina, Inc., merged into Koger Equity, Inc., which Articles and Plan of

                             EXHIBIT "A-8" continued

Merger was filed of record in the R.M.C. Office of Greenville, South Carolina, on January 10, 1994 in Deed Book 1546, at Page 287.

PARCEL 3 - BARNWELL BUILDING

Lot 6 of KOGER EXECUTIVE CENTER according to the plat thereof as recorded in Plat Book 5D, page 75 in the R.M.C. Office for Greenville County, South Carolina.

PARCEL 4 - LAURENS BUILDING

BEING a portion of Lot 3 of KOGER EXECUTIVE CENTER as recorded in Plat Book 5D, page 75, in the R.M.C. Office for Greenville County, South Carolina, being more particularly described as follows:

Commence at the northeast corner of said Lot 3, said point being the southeast corner of Lot 5 and also being on the westerly right-of-way of the most easterly part of Executive Center Drive (variable R/W), all as shown on said plat; thence along said right-of-way line the following three (3) courses and distances: 1) South 27(degree)48'00" East 20.00 feet, 2) South 18(degree)05'00" East 30.31 feet, and 3) South 03(degree)04'00" East 26.94 feet to the POINT OF BEGINNING; thence continue along said right-of-way line the following four (4) courses and distances: (1) South 03(degree)04'00" East 11.41 feet, 2) South 06(degree)05'48" West 59.75 feet, 3) South 10(degree)20'00" West 195.00 feet, and 4) South 17(degree)30'00" West 46.11 feet to the intersection with the northerly right-of-way line of the northerly frontage road of Interstate No. 385 (variable R/W); thence along said right-of-way line the following five (5) courses and distances: (1) North 88(degree)23'00" West 3.87 feet, 2) South 01(degree)55'00" West 5.00 feet, 3) North 84(degree)15'00" West 199.00 feet, 4) North 84(degree)25'00" West 98.80 feet, and 5) North 82(degree)57'00" West 13.75 feet to a point on the westerly boundary of said Lot 3; thence along the westerly boundary of said Lot 3 North 10(degree)15'00" East 341.37 feet to the northwest corner of said Lot 3; thence along the northerly boundary of said Lot 3 South 79(degree)45'00" East 170.00 feet to a point; thence continue South 79(degree)45'00" East 142.87 feet to the Point of Beginning.

PARCEL 5 - MARION BUILDING

Being a portion of Lot 3 and all of Lot 5 of KOGER EXECUTIVE CENTER as recorded in Plat Book 5D, page 75 in the R.M.C. Office of Greenville County, South Carolina, being more particularly described as follows:

BEGINNING at the northeast corner of said Lot 3, said point being the southeast corner of said Lot 5 and also being on the southwesterly right-of-way line of the most easterly part of Executive Center Drive (variable R/W), all as shown on said plat; thence along said right-of-way line the following three (3) courses and distances: 1) South 27(degree)48'00" East 20.00 feet, 2) South 18(degree)05'00" East 30.31 feet, and 3) South 03(degree)04'00" East 26.94

                             EXHIBIT "A-8" continued

feet to a point; thence North 79(degree)45'00" West 142.87 feet to a point on the common boundary of said Lots 3 and 5; thence continue along said common boundary North 79(degree)45'00" West 170.00 feet to the northwest corner of said Lot 3, said point being a southwest corner of said Lot 5; thence along the boundary of said Lot 5 the following three (3) courses and distances: 1) North 10(degree)15'00" East 67.00 feet, 2) North 79(degree)45'00" West 120.00 feet, and 3) North 10(degree)15'00" East 309.06 feet to a point on the southwesterly right-of-way line of Executive Center Drive; thence along said right-of-way line the following five (5) courses and distances: 1) South 79(degree)45'00" East
74.47 feet, 2) South 71(degree)39'00" East 50.00 feet, 3) South 56(degree)11'00"
East 50.00 feet, 4) South 36(degree)23'00" East 58.22 feet, and 5) South 27(degree)48'00" East 304.97 feet to the Point of Beginning.

PARCEL 6 - SUMTER BUILDING

Lot 4 of KOGER EXECUTIVE CENTER as recorded in Plat Book 5D, Page 75, in the R.M.C. Office for Greenville County, South Carolina.

PARCEL 7 - DARLINGTON BUILDING

ALL that certain piece, parcel or lot of land with improvements thereon or to be constructed thereon, situate, lying and being in the State of South Carolina, County of Greenville, being a portion of Lot No. 7 of "Koger Executive Center" according to the plat thereof recorded in the R.M.C. Office for Greenville County in Plat Book 5D, page 75 and being more particularly described as follows:

BEGINNING at a point on the northwesterly right-of-way line of Executive Center Drive, said point being the most southwesterly corner of said Lot No. 7 and the northeast corner of Lot No. 6, all as shown on the plat, thence along the southerly, westerly, and northerly boundary of said Lot No. 7 the following four
(4) courses and distances: (1) North 36(degree)18'52" West 107.63 feet, (2) North 66(degree)18'52" West 204.00 feet, (3) North 23(degree)41'08" East 454.76 feet and (4) North 62(degree)09'00" East 149.51 feet to a point, thence South 28(degree)04'00" East 467.48 feet to a point, thence South 15(degree)00'50" West
197.45 feet to a point on the northwesterly right-of-way line of Executive Center Drive, thence along said right-of-way line the following six courses and distances: (1) North 79(degree)45'00" West 38.00 feet, (2) North 86(degree)04'00" West 50.00 feet, (3) South 80(degree)59'00" West 50.00 feet,
(4) South  68(degree)36'00"  West 50.00 feet,  (5) South  55(degree)46'00"  West
50.00 feet and (6) South 47(degree)54'00" West 11.55 feet to the Point of Beginning.

This being a portion of the property conveyed to Koger Properties, Inc. by deed of Executive Park Associates recorded May 18, 1973 in the R.M.C. Office for Greenville County, South Carolina in Deed Book 974 at Page 900.

                             EXHIBIT "A-8" continued

PARCEL 8 - DORCHESTER BUILDING

Being a portion of Lot No. 7 of KOGER EXECUTIVE CENTER as recorded in Plat Book 5D, page 75 in the R.M.C. Office for Greenville County, South Carolina, and being more particularly described as follows:

Commence at a southwest corner of Lot No. 7, said point also being the northeast corner of Lot No. 6 and being on the northerly right-of-way line of Executive Center Drive (50' R/W), all as shown on said plat; thence along the northerly right-of-way line of Executive Center Drive the following six (6) courses and distances: (1) North 47(degree)54'00" East 11.55 feet, (2) North 55(degree)46'00" East 50.00 feet, (3) North 68(degree)36'00" East 50.00 feet,
(4) North  80(degree)59'00"  East 50.00 feet,  (5) South  86(degree)04'00"  East
50.00 feet, and (6) South 79(degree)45'00" East 38.00 feet to the POINT OF BEGINNING; thence North 15(degree)00'50" East 197.45 feet to a corner of Lot No. 7; thence along the northerly and easterly boundary of Lot No. 7 the following three (3) courses and distances: (1) North 61(degree)58'02" East 459.10 feet,
(2) South 27(degree)17'10" East 331.84 feet, and (3) South 27(degree)16'38" East
66.99 feet to a point; thence South 62(degree)48'48" West 181.01 feet to a point; thence South 27(degree)48'24" East 85.53 feet to a point; thence South 62(degree)11'36" West 74.00 feet to a point; thence North 27(degree)48'24" West
79.05 feet to a point; thence South 27(degree)03'23" West 172.13 feet to a point on the northeasterly right-of-way line of Executive Center Drive; thence along the northeasterly and northerly right-of-way line of Executive Center Drive the following eight (8) courses and distances: (1) North 27(degree)48'00" West 94.66 feet, (2) North 34(degree)35'00" West 53.23 feet, (3) North 38(degree)14'00" West 16.49 feet, (4) North 48(degree)31'00" West 16.70 feet, (5) North 56(degree)24'00" West 17.28 feet, (6) North 60(degree)40'00" West 50.00 feet,
(7) North  73(degree)14'00" West 50.10 feet, and (8) North 79(degree)45'00" West
136.90 feet to the Point of Beginning.

                                  EXHIBIT "A-9"

                     Description of Property located in the
                        County of Duval, State of Florida


PARCEL A:  (OSBORN BUILDING SITE)

All that certain piece, parcel or tract of land situate, lying, and being a portion of the J. Summeral Grant, Section 57, and the E. Hudnal Grant, Section 59, Township 3 South, Range 27 East, City of Jacksonville, Duval County, Florida, and being more particularly described as follows:

Commence at the centerline  intersection of Baymeadows Road, (formerly San Clerc
Road) (variable R/W), and Interstate 95 (variable R/W); thence along the centerline of Baymeadows Road South 89(degree)44'01" West 717.54 feet to a point; thence South 00(degree)15'59" East 90.00 feet to a point on the southerly right-of-way line of Baymeadows Road, said point being the end of the limited access right-of-way of Interstate 95; thence along the southerly right-of-way line of Baymeadows Road South 89(degree)44'01" West 386.96 feet to the intersection with the westerly right-of-way line of Freedom Commerce Parkway (variable R/W) as recorded in Official Records Volume 6569, pages 1273 to 1285 of the current public records of Duval County, Florida; thence along the westerly right-of-way line of Freedom Commerce Parkway the following eight (8) courses and distances: (1) with a curve to the right having a radius of 25.00 feet, a central angle of 90(degree)00'00" and a chord which bears South 45(degree)15'59" East 35.36 feet, an arc distance of 39.27 feet; 2) South 00(degree)15'59" East 225.00 feet; 3) South 01(degree)56'50" East 701.45 feet;
4) North 68(degree)53'28" East 23.22 feet; 5) with a curve to the left having a radius of 542.00 feet, a central angle of 28(degree)54'41" and a chord which bears South 33(degree)19'30" East 270.60 feet, an arc distance of 273.49 feet;
6) South 47(degree)46'50" East 28.18 feet; 7) with a curve to the right having a radius of 916.00 feet, a central angle of 34(degree)46'06" and a chord which bears South 30(degree)23'47" East 547.36 feet, an arc distance of 555.85 feet; and 8) with a curve to the left having a radius of 1,000.00 feet, a central angle of 26(degree)36'15" and a chord which bears South 26(degree)18'51" East
460.17 feet, an arc distance of 464.33 feet to the POINT OF BEGINNING; thence continue along the westerly right-of-way line of Freedom Commerce Parkway the following three (3) courses and distances: 1) with a curve to the left having a radius of 1,000.00 feet, a central angle of 14(degree)41'25" and a chord which bears South 46(degree)57'42" East 255.69 feet, an arc distance of 256.39 feet;
2) with a curve to the right having a radius of 866.14 feet, a central angle of 34(degree)22'49" and a chord which bears South 37(degree)06'59" East 511.96 feet, an arc distance of 519.73 feet, and 3) with a curve to the right having a radius of 25.00 feet, a central angle of 91(degree)01'28" and a chord which bears South 25(degree)14'41" West 35.67 feet, an arc distance of 39.71 feet to the intersection with the northerly right-of-way line of Freedom Crossing Trail (125' R/W) as recorded in Official Records Volume 6569, pages 1286 to 1288, of said public records; thence along the northerly right-of-way line of Freedom Crossing Trail South 70(degree)45'00" West 810.17

                             EXHIBIT "A-9" continued

feet to a point; thence North 20(degree)18'02" West 137.14 feet to a point; thence North 17(degree)29'38" East 46.31 feet to a point; thence North 18(degree)17'54" West 70.86 feet to a point; thence North 07(degree)12'17" East
164.32 feet to a point; thence North 45(degree)46'51" East 16.05 feet to a point; thence South 83(degree)55'02" East 15.98 feet to a point; thence North 48(degree)30'48" East 84.61 feet to a point; thence North 42(degree)16'54" West
2.71 feet to a point; thence North 47(degree)43'06" East 43.55 feet to a point; thence North 42(degree)16'54" West 111.51 feet to a point; thence North 10(degree)38'11" East 82.77 feet to a point; thence North 49(degree)46'35" East
338.08 feet to the POINT OF BEGINNING.


PARCEL B:  (GUNTI BUILDING SITE)

All that certain piece, parcel or tract of land situate, lying, and being a portion of the J. Summeral Grant, Section 57, and the E. Hudnal Grant, Section 59, Township 3 South, Range 27 East, City of Jacksonville, Duval County, Florida, and being more particularly described as follows:

Commence at the centerline  intersection of Baymeadows Road, (formerly San Clerc
Road) (variable R/W), and Interstate 95 (variable R/W); thence along the centerline of Baymeadows Road South 89(degree)44'01" West 717.54 feet to a point; thence South 00(degree)15'59" East 90.00 feet to a point on the Southerly right-of-way line of Baymeadows Road, said point being the end of the limited access right-of-way of Interstate 95; thence along the Southerly right-of-way line of Baymeadows Road, South 89(degree)44'01" West 386.96 feet to the Intersection with the Westerly right-of-way line of Freedom Commerce Parkway (variable R/W) as recorded in Official Records Volume 6569, Pages 1273 to 1285 of the Current Public Records of Duval County, Florida, thence along the Westerly right-of-way line of Freedom Commerce Parkway the following seven (7) courses and distances: 1) with a curve to the right, having a radius of 25.00 feet, a central angle of 90(degree)00'00" and a chord which bears South 45(degree)15'59" East, 35.36 feet, an arc distance of 39.27 feet; 2) South 00(degree)15'59" East, 225.00 feet; 3) South 01(degree)56'50" East, 701.45 feet;
4) North 68(degree)53'28" East, 23.22 feet; 5) with a curve to the left having a radius of 542.00 feet, a central angle of 28(degree)54'41" and a chord which bears South 33(degree)19'30" East, 270.60 feet, an arc distance of 273.49 feet;
6) South 47(degree)46'50" East, 28.18 feet; and 7) with a curve to the right having a radius of 916.00 feet, a central angle of 09(degree)28'32" and a chord which bears South 43(degree)02'34" East 151.32 feet, and arc distance of 151.49 feet to the POINT OF BEGINNING; thence continue along the Westerly right-of-way line of Freedom Commerce Parkway the following two (2) courses and distances: 1) with a curve to the right having a radius of 916.00 feet, a central angle of 25(degree)17'34" and a chord which bears South 25(degree)39'31" East 401.08 feet, an arc distance of 404.36 feet, and 2) with a curve to the left having a radius of 1,000.00 feet, a central angle of 26(degree)36'15" and a chord which bears South 26(degree)18'51" East 460.17 feet, an arc distance of 464.33 feet to a point; thence South 49(degree)46'35" West 338.08 feet to a point; thence South 10(degree)38'11" West, 82.77 feet to a point; thence South 42(degree)16'54" East
111.51 feet to a point; thence South 47(degree) 43' 06"

                             EXHIBIT "A-9" continued

West 43.55 feet to a point; thence South 42(degree)16'54" East 2.71 feet to a point; thence South 48(degree)30'48" West 84.61 feet to a point; thence North 83(degree)55'02" West 15.98 feet to a point; thence South 45(degree)46'51" West
16.05 feet to a point; thence North 34(degree)18'40" West 63.25 feet to a point; thence North 46(degree)51'57" West 109.24 feet to a point; thence North 09(degree)27'12" West 51.86 feet to a point; thence North 10(degree)52'20" East
99.52 feet to a point; thence North 65(degree)13'50" West 276.24 feet to a point; thence North 00(degree)18'53" West 186.21 feet to a point; thence North 76(degree)51'48" East 28.46 feet to a point; thence South 72(degree)15'39" East
127.32 feet to a point; thence North 66(degree)59'24" East 21.49 feet to a point; thence North 31(degree)11'31" West 137.61 feet to a point; thence South 43(degree)04'58" West 24.10 feet to a point; thence North 84(degree)10'26" West
72.56 feet to a point; thence North 01(degree)20'47" East 92.77 feet to a point; thence North 34(degree)07'18" East 63.10 feet to a point; thence North 81(degree)22'59" East 102.28 feet to a point; thence North 74(degree)21'08" East
137.49 feet to a point; thence North 41(degree)50'28" East 40.69 feet to a point; thence North 00(degree)29'23" East 26.23 feet to a point; thence North 54(degree)59'02" West 193.62 feet to a point; thence North 47(degree)46'54" West
83.03 feet to a point; thence North 51(degree)04'37" East 272.01 feet to the POINT OF BEGINNING.


PARCEL C:  (JACKSON BUILDING SITE)

All that certain piece, parcel or tract of land lying, situate and being a portion of the Francis Richard Grant, Section 56 and a portion of Section 26, Township 3 South, Range 27 East, Duval County, Florida, and being a part of the lands described in a deed recorded in Official Records Volume 6384, page 762 in the current public records of Duval County, Florida, and being more particularly described as follows:

Commence at the intersection of the centerline of Baymeadows Road (formerly San Clerc Road) (variable R/W) with the centerline of Interstate 95 (variable R/W) as said rights-of-way now exist; thence along the centerline of Interstate 95 South 29(degree)17'14" East 1,409.20 feet to a point; thence South 60(degree)42'46" West 168.07 feet to a point, said point being on the westerly right-of-way line of Interstate 95 and also being the northeasterly corner of the property described in a deed recorded in Official Records Volume 6749, page 1083 of said public records; thence along the westerly right-of-way line of Interstate 95 the following two (2) courses and distances: 1) South 31(degree)48'59" East 409.52 feet (REC) South 31(degree)50'02" East 409.77 feet
(ACT), and 2) South 29(degree)17'14" East 399.06 feet (REC) South 29(degree) 20' 14" East 399.24 feet (ACT) to the POINT OF BEGINNING; thence continue along the westerly right-of-way line of Interstate 95 South 29(degree)17'14" East 803.15 feet (REC) South 29(degree)20'14" East 801.67 feet (ACT) to the southeasterly corner of the lands described in a deed recorded in Official Records Volume 6384, page 762 of said public records; thence along the southerly boundary of the lands described in a deed recorded in ORV 6384, page 762 of said public records, North 88(degree)18'01" West 489.57 feet (REC) North 88(degree)28'30" West 489.81 feet (ACT) to the southwesterly corner of the lands described in said deed; thence North 34(degree)30'23" West 222.21 feet to a point, said

                             EXHIBIT "A-9" continued

point being on the easterly right-of-way line of Dix Ellis Trail (60' R/W); thence along said easterly right-of-way line of Dix Ellis Trail the following two (2) courses and distances: 1) with a curve to the left having a radius of
180.00 feet, a central angle of 48(degree)11'23" and a chord which bears North 10(degree)24'42" West 146.97 feet, an arc distance of 151.39 feet to a point, and 2) North 34(degree)30'23" West 319.13 feet to a point, said point being a southwesterly corner of property described in a deed recorded in Official Records Volume 6749, page 1083 of said public records; thence North 55(degree)29'37" East 294.00 feet (REC) North 55(degree)30'44" East 293.98 feet
(ACT) to a point; thence South 45(degree)49'34" East 160.70 feet to a point; thence North 60(degree)42'46" East 83.00 feet (REC) North 60(degree)42'02" East
83.16 feet (ACT) to the Point of Beginning.


PARCEL D:  (HAMILTON BUILDING SITE)

All that certain piece, parcel or tract of land situate, lying and being a portion of the Francis Richard Grant, Section 56 located in Township 3 South, Range 27 East, Duval County, Florida, and being a part of the property described in a deed recorded in Official Records Volume 6384, page 762, in the current public records of Duval County, Florida, and being more particularly described as follows:

Commence at the intersection of the centerline of Baymeadows Road (formerly San Clerc Road) (variable R/W) with the centerline of Interstate 95 (variable R/W) as said rights-of-way now exist; thence along the centerline of Interstate 95 South 29(degree)17'14" East 1,409.20 feet to a point; thence South 60(degree)42'46" West 168.07 feet to the POINT OF BEGINNING, said point being on the southwesterly right-of-way line of Interstate 95, said point also being on the northeasterly corner of the property described in said deed; thence along the southwesterly right-of-way line of Interstate 95 the following two (2) courses and distances: 1) South 31(degree)48'59" East 409.52 feet (REC) South 31(degree)50'02" East 409.77 feet (ACT), and 2) South 29(degree)17'14" East
399.06 feet (REC) South 29(degree)20'14" East 399.24 feet (ACT) to a point; thence South 60(degree)42'46" West 83.00 feet (REC) South 60(degree)42'02" West
83.16 feet (ACT) to a point; thence North 45(degree)49'34" West 160.70 feet to a point; thence South 55(degree)29'37" West 294.00 feet (REC) 55(degree)30'44" West 293.98 feet (ACT) to a point on the easterly right-of-way line of Dix Ellis Trail (60' R/W); thence along the easterly right-of-way line of Dix Ellis Trail North 34(degree)30'23" West 641.61 feet to the northwesterly corner of the property described in said deed; thence along the northerly boundary of the property described in said deed North 55(degree)28'46" East 463.61 feet (REC) North 55(degree)29'37" East 463.41 feet (ACT) to the Point of Beginning.

                                 EXHIBIT "A-10"

                     Description of Property located in the
                       County of Orange, State of Florida


PARCEL 1 (KOGERAMA BUILDING/0301) :

Lot 7 except the Southeasterly 6.00 feet thereof, Block C, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, Public Records of Orange County, Florida.

PARCEL 2 (INDEPENDENCE BUILDING/0302) :

Lot 1 and a portion of Lots 2 and 4, Block "B", Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, Public Records of Orange County, Florida, said portions of Lots 2 and 4 being more particularly described as follows:

Commence at the Northeast corner of said Lot 4, for the POINT OF BEGINNING; thence run South 34(degree) 34' 13" East, along the Westerly right-of-way line of Executive Center Drive, 25.33 feet to a point lying on the North line of the property described in that certain mortgage recorded in Official Records Book 4240, Page 4113 of said Public Records; thence run South 75(degree) 33' 15" West, along said North line of the property described in said mortgage, 414.40 feet to a point lying on the West line of aforesaid Block "B", said point also lying on the Easterly right-of-way line of Woodcock Road and on a non-tangent curve concave Westerly; thence run Northwesterly along said Easterly right-of-way line and said non-tangent curve, having a radius length of 2892.17 feet, a central angle of 04(degree) 19' 21", an arc length of 218.19 feet, a chord distance of 218.14 feet, and a chord bearing of North 04(degree) 10' 20" East to the Northwest corner of aforesaid Lot 2; thence run South 89(degree) 01' 27" East, along the North line of said Lot 2, a distance of 322.71 feet to the Northeast corner of said Lot 2, said corner lying on the aforesaid Westerly right-of-way line of Executive Center Drive and a non-tangent curve concave Northeasterly; thence run Southeasterly along said Westerly right-of-way line and said curve, having a radius length of 433.11 feet, a central angle of 12(degree) 18' 32", an arc length of 93.04 feet, a chord length of 92.87 feet, and a chord bearing of South 28(degree) 24' 57" East to the point of tangency; thence run South 34(degree) 34' 13" East, along said Westerly right-of-way line,
6.95 feet to the POINT OF BEGINNING.

PARCEL 3 (CARR BUILDING/0303) :

The Easterly 70.75 feet of Lot 9 and all of Lot 10 of Block A, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, in the Public Records of Orange County, Florida.

                            EXHIBIT "A-10" continued

PARCEL 4 (ROCKBRIDGE BUILDING/0304) :

The North 143.47 feet of Lot 5 and the South 156.53 feet of Lot 6, Block A of Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, of the Public Records of Orange County, Florida.

PARCEL 5 (SARATOGA BUILDING/0305) :

Lot 3 and a part of Lots 2 and 4 of Block B, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30 in the Public Records of Orange County, Florida, said part of Lots 2 and 4 being more particularly described as follows:

Commence at the most Easterly corner of Lot 2, said point also being the Northeast corner of Lot 4 and being on the Southwesterly right-of-way line of Executive Center Drive (80' R/W), all as shown on said plat; thence along the Southwesterly right-of-way line of Executive Center Drive South 34(degree) 34' 13" East 25.33 feet to the POINT OF BEGINNING; thence continue along the Southwesterly right-of-way line of Executive Center Drive the following two (2) courses and distances: 1) South 34(degree) 34' 13" East 134.67 feet, and 2) with a curve to the right having a radius of 30.00 feet, a central angle of 90(degree) 00' 00" and a chord which bears South 10(degree) 25' 47" West 42.43 feet, an arc distance of 47.12 feet to a point on the Northwesterly right-of-way line of McCrory Place (60' R/W); thence along the Northwesterly right-of-way line of McCrory Place South 55(degree) 25' 47" West 220.00 feet to the Southwest corner of Lot 4; thence along the common line of Lots 3 and 4 North 34(degree) 34' 13" West 190.00 feet to a point on the Southeasterly line of Lot 2; said point also being the Northwest corner of Lot 4 and the Northeast corner of Lot 3; thence along the common line of Lots 2 and 3 South 55(degree) 25' 47" East
232.10 feet to a point on the Southeasterly right-of-way line of Woodcock Road (60' R/W); thence along the Southeasterly right-of-way line of Woodcock Road the following two (2) courses and distances: 1) with a curve to the right having a radius of 1,891.73 feet, a central angle of 04(degree) 30' 42" and a chord which bears North 04(degree) 05' 04" East 148.92 feet, an arc distance of 148.96 feet, and 2) with a curve to the left having a radius of 2,892.17 feet, a central angle of 00(degree) 00' 25" and a chord which bears North 06(degree) 20' 13" East .35 feet, an arc distance of .35 feet to a point; thence North 75(degree) 33' 15" East 414.40 feet to the POINT OF BEGINNING.

PARCEL 6   (ST. PAUL BUILDING/0306) :

The North 20.00 feet of Lot 8, and all of Lot 9, except the Easterly 70.75 feet thereof, Block A, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, Public Records of Orange County, Florida.

                            EXHIBIT "A-10" continued

PARCEL 7 (TEDDER BUILDING/0307) :

The North  20.00  feet of Lot 3, all of Lot 4, and all of Lot 5 except the North
143.47 feet, Block A, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, in the Public Records of Orange County, Florida.

PARCEL 8 (ESSEX BUILDING/0308) :

Lots 1 and 2 and the Southeasterly 6.0 feet of Lot 7, Block C, Orlando Area Executive Center, Unit One, according to the Plat thereof, recorded in Plat Book 1, Pages 29 and 30, of the Public Records of Orange County, Florida, excepting therefrom the Easterly 20.0 feet of Lots 2 and 7.

PARCEL 9 (PALMETTO BUILDING/0309) :

Lot 8 (LESS  the  North  161.0  feet),  all of Lot 7, and Lot 6 (LESS  the South
156.53 feet) Block A, Orlando Area Executive Center, Unit One, as recorded in Plat Book 1, Pages 29 and 30, Public Records of Orange County, Florida.

PARCEL 10 (ENTERPRISE BUILDING/0310) :

Lots 1 and 2, Block E, Orlando Area Executive Center, Unit One, according to the Plat thereof recorded in Plat Book 1, Pages 29 and 30, of the Public Records of Orange County, Florida.

PARCEL 11 (PRINCETON BUILDING/0311) :

The Southerly 141.00 feet of the Northerly 161.00 feet of Lot 8, Block A, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, in the Public Records of Orange County, Florida.

PARCEL 12 (AMHERST BUILDING/0312) :

Lot 1, Block F, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, Public Records of Orange County, Florida, and the Westerly 73.00 feet of Lot 2, Block F, Orlando Area Executive Center, Unit Two, according to the Plat thereof, as recorded in Plat Book 3, Pages 41 and 42, Public Records of Orange County, Florida.

                            EXHIBIT "A-10" continued

PARCEL 13 (BENNINGTON BUILDING/0313) :

Lot 4, LESS the Westerly 200.00 feet thereof and all of Lot 5 of Block D, Orlando Area Executive Center, Unit Two, according to the Plat thereof, as recorded in Plat Book 3, Pages 41 and 42, in the Public Records of Orange County, Florida.

PARCEL 14 (PORTERFIELD BUILDING/0314) :

The Easterly 20.00 feet of Lot 2, all of Lots 3, 4, 5 and 6, and the Southeasterly 6.00 feet of the Easterly 20.00 feet of Lot 7, of Block C, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, of the Public Records of Orange County, Florida.

PARCEL 15 (BAINBRIDGE BUILDING/0315) :

The East 215.0 feet of the West 288.0 feet of Lot 2, Block F, Orlando Area Executive Center, Unit Two, according to the Plat thereof, as recorded in Plat Book 3, Pages 41 and 42, Public Records of Orange County, Florida.

PARCEL 16 (LEXINGTON BUILDING/0316) :

Lots 1 and 2, Block D of Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, of the Public Records of Orange County, Florida; and the Westerly 200 feet of Lots 3 and 4, Block D of Orlando Area Executive Center, Unit Two, according to the Plat thereof, as recorded in Plat Book 3, Pages 41 and 42, of the Public Records of Orange County, Florida.

PARCEL 17 (COMMODORE BUILDING/0317) :

The East 100 feet of Lot 3 and all of Lot 6, Block D, Orlando Area Executive Center, Unit Two, as recorded in Plat Book 3, Pages 41 and 42, of the Public Records of Orange County, Florida; also being described as follows:

Commence at the Southwest corner of Section 20, Township 22 South, Range 30 East; thence North 00(degree) 20' 58" East along the West line of said Section 20, a distance of 1084.45 feet to a point on the Northerly right-of-way line for Maguire Boulevard; thence from a tangent bearing of North 37(degree) 13' 46" East run Northeasterly along the arc of a curve concave Southeasterly having a radius of 1790.0 feet and a central angle of 18(degree) 12' 01" a distance of
568.60 feet to the point of tangency of said curve; thence North 55(degree) 25' 47" East along said Northerly right-of-way line 1276.74 feet to the Westerly right-of-way line for Lawton Road; thence North 34(degree) 34' 13" West along said Westerly right-of-way line 200.0 feet for a POINT OF BEGINNING; thence South 55(degree) 25' 47" West 400.00 feet; thence North 34(degree) 34' 13" West
200.00 feet to the Southerly right-of-way line for

                            EXHIBIT "A-10" continued

McCrory Place, thence North 55(degree) 25' 47" East along said Southerly right-of-way line 44.33 feet to the point of curvature of a curve concave Northwesterly having a radius of 191.78 feet; thence Northeasterly along the arc of said curve through a central angle of 54(degree) 27' 14" a distance of 182.27 feet to the point of reverse curvature of a curve concave Southeasterly having a radius of 30.0 feet; thence Northeasterly along the arc of said curve through a central angle of 90(degree) 00' 00" a distance of 47.12 feet to the point of tangency of said curve; thence South 89(degree) 01' 27" East along the Southerly right-of-way line for Lawton Road 103.0 feet to the point of curvature of a curve concave Southwesterly having a radius of 176.71 feet; thence Southeasterly along the arc of said curve through a central angle of 54(degree) 27' 14" a distance of 167.95 feet to the point of tangency of said curve; thence South 34(degree) 34' 13" East 83.59 feet to the POINT OF BEGINNING.

PARCEL 18 (HOLLISTER BUILDING/0318) :

Being the East 12.0 feet of Lot 2 and all of Lot 3, Block "F", of Orlando Area Executive Center, Unit Two as recorded in Plat Book 3, Pages 41 and 42, and a portion of Lot 4, Block "F" of Orlando Area Executive Center, Unit Three, as recorded in Plat Book 5, Page 121, all of the Public Records of Orange County, Florida, being more particularly described as:

Commence at the Southwest corner of Section 20, Township 22 South, Range 30 East; thence North 00(degree) 20' 58" East along the West line of said Section, a distance of 1084.45 feet to a point on the Northerly right-of-way line for Maguire Boulevard; thence from a tangent bearing of North 37(degree) 13' 46" East run Northeasterly along the arc of a curve concave Southeasterly having a radius of 1790.0 feet and a central angle of 18(degree) 12' 01" a distance of
568.60 feet to the point of tangency of said curve; thence North 55(degree) 25' 47" East along said Northerly right-of-way line 1336.74 feet to the Northeasterly right-of-way line for Lawton Road; thence North 34(degree) 34' 13" West along said Northeasterly right-of-way line 283.59 feet to the point of curvature of a curve concave Southwesterly having a radius of 236.71 feet; thence Northwesterly along the arc of said curve through a central angle of 24(degree) 16' 24" a distance of 100.28 feet for a POINT OF BEGINNING; thence continue Northwesterly along the arc of said curve and the Northerly right-of-way line for Lawton Road, through a central angle of 30(degree) 10' 50" a distance of 124.69 feet to the point of tangency of said curve; thence North 89(degree) 01' 27" West along said right-of-way line for Lawton Road a distance of 312.0 feet; thence North 00(degree) 58' 33" East, 200.00 feet; thence South 89(degree) 01' 27" East, 431.0 feet; thence South 00(degree) 58' 33" West,
232.09 feet to the POINT OF BEGINNING.





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                            EXHIBIT "A-10" continued

PARCEL 19 (YORKTOWN BUILDING/0319) :

Part of Lots 4 and 6 and all of Lot 5, Block F, of Orlando Area Executive Center, Unit Three, according to the Plat thereof, as recorded in Plat Book 5, Page 121, of the Public Records of Orange County, Florida, being more particularly described as follows:

BEGINNING at the intersection of the Northwesterly right-of-way line of Maguire Boulevard (100' R/W) with the Northeasterly right-of-way line of Lawton Road (60' R/W), all as shown on said Plat; thence along the Northeasterly right-of-way line of Lawton Road the following two (2) courses and distances: 1) North 34(degree) 34' 13" West 283.59 feet, and 2) with a curve to the left, having a radius of 236.71 feet and a central angle of 24(degree) 16' 24", an arc distance of 100.28 feet to a point; thence North 00(degree) 58' 33" East 232.09 feet to a point on the Northerly boundary of said Block F; thence along the Northerly boundary of said Block F South 89(degree) 01' 27" East 414.40 feet to a point; thence South 00(degree) 58' 33" West 75.00 feet to a point; thence South 34(degree) 34' 13" East 276.56 feet to a point on the Northwesterly right-of-way line of Maguire Boulevard; thence along the Northwesterly right-of-way line of Maguire Boulevard the following two (2) courses and distances: 1) with a curve to the left, having a radius of 2,000.00 feet and a central angle of 05(degree) 21' 58", an arc distance of 187.31 feet, and 2) South 55(degree) 25' 47" West 220.52 feet to the POINT OF BEGINNING.

PARCEL 20 (FORRESTAL BUILDING/0320) :

Lot 2 and part of Lots 1 and 3, Block A, Orlando Area Executive Center, Unit One, according to the Plat thereof, as recorded in Plat Book 1, Pages 29 and 30, of the Public Records of Orange County, Florida, being more particularly described as follows:

Beginning at the intersection of the Northwesterly right-of-way line of Maguire Boulevard (100' R/W) with the Westerly right-of-way line of Woodcock Road (60' R/W), all as shown on said plat; thence along the Northwesterly right-of-way line of Maguire Boulevard with a curve to the left, having a radius of 1,790.00 feet and a central angle of 05(degree) 23' 04", an arc distance of 168.72 feet to the most Easterly corner of that certain property described in a deed recorded in Official Records Book 2302, Page 482, in said Public Records; thence along the boundary of the property described in said deed the following two (2) courses and distances: 1) North 58(degree) 48' 42" West 202.79 feet, and 2) North 89(degree) 39' 35" West 112.65 feet; to a point on the Westerly boundary of said Block A; thence along the Westerly boundary of said Block A North 00(degree) 20' 25" East 205.80 feet to a point; thence South 89(degree) 39' 35" East 246.69 feet to a point on the Westerly right-of-way line of Woodcock Road; thence along the Westerly right-of-way line of Woodcock Road the following two
(2)  courses  and  distances:  1) with a curve to the  left,  having a radius of
282.81 feet and a central angle of 27(degree) 18' 42", an arc distance of 134.81 feet, and 2) South 46(degree) 41' 20" East 100.00 feet to the POINT OF BEGINNING.



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                            EXHIBIT "A-10" continued

PARCEL 21 (CHANDLER BUILDING/0321) :

Lot 3, Block E, Orlando Area Executive Center, Unit Two, according to the Plat thereof, as recorded in Plat Book 3, Pages 41 and 42, Public Records of Orange County, Florida.

PARCEL 22 (LANGLEY BUILDING/0322) :

A part of Lot 6 and all of Lot 7 of Block F, Orlando Area Executive Center, Unit Three, according to the Plat thereof, as recorded in Plat Book 5, Pages 121 and 122, in the Public Records of Orange County, Florida, being more particularly described as follows:

Commence at the intersection of the Northwesterly right-of-way line of Maguire Boulevard (100' R/W) with the Northeasterly right-of-way line of Lawton Road (60' R/W), all as shown on said Plat; thence along the Northwesterly right-of-way line of Maguire Boulevard the following two (2) courses and distances: 1) North 55(degree) 25' 47" East 220.52 feet, and 2) with a curve to the right having a radius of 2,000.00 feet, a central angle of 05(degree) 21' 58" and a chord which bears North 58(degree) 06' 46" East 187.24 feet, an arc distance of 187.31 feet to the POINT OF BEGINNING, said point being the Southwesterly corner of Lot 6; thence along the Southwesterly line of Lot 6 North 34(degree) 34' 13" West 276.56 feet to a point; thence North 00(degree) 58' 33" East 75.00 feet to a point on the Northerly boundary of said Plat; thence along the Northerly boundary of said Plat South 89(degree) 01' 27" East 1,324.29 feet to the most Easterly corner of Lot 7, said point being on the Northerly right-of-way line of Maguire Boulevard; thence along the Northerly and Northwesterly right-of-way line of Maguire Boulevard the following two (2) courses and distances: 1) South 84(degree) 46' 43" West 376.18 feet, and 2) with a curve to the left having a radius of 2,000.00 feet, a central angle of 23(degree) 58' 58" and a chord which bears South 72(degree) 47' 14" West 831.06 feet, an arc distance of 837.16 feet to the POINT OF BEGINNING.




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